File No. 333-16501, 811-07935
                                            Filed under Rule 497(c)
--------------------------------------------------------------------------------

                                Empire PrimElite

                      Deferred Variable Annuity Prospectus

                                  May 6, 1997
                  First Golden American Life Insurance Company
                                  of New York

                                  May 1, 1997
                            Equi-Select Series Trust

                               February 28, 1997
                           Travelers Series Fund Inc.

                                 April 29, 1997
                         Smith Barney Series Fund Inc.

                                October 31, 1996
                  Smith Barney Concert Allocation Series Inc.

--------------------------------------------------------------------------------
PE-1-NY                                                                     5.97

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
DEFINITION OF TERMS.......................................................   1
SUMMARY OF CONTRACT.......................................................   3
FEE TABLE.................................................................   6
CONDENSED FINANCIAL AND OTHER INFORMATION.................................   9
  Financial Statements....................................................   9
  Performance Related Information.........................................   9
INTRODUCTION..............................................................  10
FACTS ABOUT THE COMPANY AND THE ACCOUNTS..................................  10
  First Golden............................................................  10
  The ESS Trust, Travelers Series Fund, Smith Barney Series Fund and Smith
   Barney Concert Allocation Series.......................................  10
  Separate Account NY-B...................................................  10
  Account NY-B Divisions..................................................  11
  ESS Trust...............................................................  11
  Travelers Series Fund...................................................  12
  Smith Barney Series Fund................................................  13
  Smith Barney Concert Allocation Series..................................  13
  Changes Within Account NY-B.............................................  14
  The Fixed Account.......................................................  14
FACTS ABOUT THE CONTRACT..................................................  17
  The Owner...............................................................  17
  The Annuitant...........................................................  17
  The Beneficiary.........................................................  18
  Change of Owner or Beneficiary..........................................  18
  Availability of the Contract............................................  18
  Types of Contracts......................................................  18
  Your Right to Select or Change Contract Options.........................  19
  Premiums................................................................  19
  Making Additional Premium Payments......................................  19
  Crediting Premium Payments..............................................  20
  Restrictions on Allocation of Premium Payments..........................  20
  Your Right to Reallocate................................................  20
  Dollar Cost Averaging...................................................  21
  What Happens if a Division is Not Available.............................  22
  Your Accumulation Value.................................................  22
  Accumulation Value in Each Division.....................................  22
  Measurement of Investment Experience....................................  23
  Cash Surrender Value....................................................  23
  Surrendering to Receive the Cash Surrender Value........................  24
  Partial Withdrawals.....................................................  24
  Automatic Rebalancing...................................................  26
  Proceeds Payable to the Beneficiary.....................................  26
  Death Benefit Options...................................................  26
  Reports to Owners.......................................................  27
  When We Make Payments...................................................  27
CHARGES AND FEES..........................................................  28
  Charge Deduction Division...............................................  28
  Charges Deducted from the Accumulation Value............................  28

                                                                           PAGE
                                                                           ----
  Charges Deducted from the Divisions.....................................  30
  Trust Expenses..........................................................  30
CHOOSING YOUR ANNUITIZATION OPTIONS.......................................  30
  Annuitization of Your Contract..........................................  30
  Annuity Commencement Date Selection.....................................  31
  Frequency Selection.....................................................  31
  The Annuitization Options...............................................  31
  Payment When Named Person Dies..........................................  32
OTHER CONTRACT PROVISIONS.................................................  32
  In Case of Errors in Application Information............................  32
  Contract Changes -- Applicable Tax Law..................................  33
  Your Right to Cancel or Exchange Your Contract..........................  33
  Other Contract Changes..................................................  33
  Group or Sponsored Arrangements.........................................  33
  Selling the Contract....................................................  34
REGULATORY INFORMATION....................................................  34
  Voting Rights...........................................................  34
  State Regulation........................................................  34
  Legal Proceedings.......................................................  35
  Legal Matters...........................................................  35
  Experts.................................................................  35
MORE INFORMATION ABOUT FIRST GOLDEN AMERICAN LIFE INSURANCE
 COMPANY OF NEW YORK......................................................  35
  Management's Discussion and Analysis of Financial Condition and Results
   of Operations..........................................................  35
  Directors and Executive Officers........................................  38
FEDERAL TAX CONSIDERATIONS................................................  40
  Introduction............................................................  40
  Tax Status of First Golden..............................................  40
  Taxation on Non-Qualified Annuities.....................................  40
  IRA Contracts and Other Qualified Retirement Plans In General...........  44
  Federal Income Tax Withholding..........................................  48
FINANCIAL STATEMENTS OF FIRST GOLDEN AMERICAN LIFE INSURANCE
 COMPANY OF NEW YORK......................................................  49
STATEMENT OF ADDITIONAL INFORMATION.......................................  60
  Table of Contents.......................................................  60
  Appendix A.............................................................. A-1
  Market Value Adjustment Examples........................................   i

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
  First Golden American Life Insurance Company of New York is a stock company domiciled in New York, New York.

          DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                               EMPIRE PRIMELITE

  This prospectus describes individual deferred variable annuity Contracts (the "Contract") offered by First Golden American Life Insurance Company of New York ("First Golden," "we," "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional premium payments.

  The Contract is funded by two accounts, Separate Account NY-B ("Account NY-B") and the Fixed Account (collectively, the "Accounts").

  Thirteen divisions of Account NY-B are currently available under the Contract. The investments available through the Divisions of Account NY-B include mutual fund portfolios (the "Series") of the Equi-Select Series Trust (the "ESS Trust"), Travelers Series Fund Inc. (the "Travelers Series Fund"), Smith Barney Series Fund Inc. (the "Smith Barney Series Fund") and Smith Barney Concert Allocation Series Inc. (the "Smith Barney Concert Allocation Series"). The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to increase or decrease the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations.

  This prospectus describes the Contract and provides background information regarding Account NY-B and the Fixed Account. The prospectuses for the ESS Trust, Travelers Series Fund, Smith Barney Series Fund and Smith Barney Concert Allocation Series (individually, "a Fund," and collectively, "the Funds"), which must accompany this prospectus, provide information regarding investment activities and policies of the Funds.

  You may allocate your premiums among the thirteen Divisions and the Fixed Allocations available under the Contract in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.

  Your Accumulation Value in Account NY-B will vary in accordance with the investment performance of the Divisions selected by you. Therefore, you bear the entire investment risk for all amounts allocated to Account NY-B. You also bear the investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from a Fixed Allocation prior to the end of the applicable Guarantee Period. Such surrender, partial withdrawal, transfer or annuitization may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value.

  We will pay a death benefit to the Beneficiary if the Owner dies prior to the Annuity Commencement Date or the Annuitant dies prior to the Annuity Commencement Date when the Owner is other than an individual.

  This prospectus describes your principal rights and limitations and sets forth the information concerning the Accounts that investors should know before investing. A Statement of Additional Information, dated May 6, 1997, about Account NY-B has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

  PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE ESS TRUST, TRAVELERS SERIES FUND, SMITH BARNEY SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES.

ISSUED BY:                       DISTRIBUTED BY:              HOME OFFICE:           ADMINISTERED AT:
First Golden American Life       Directed Services, Inc.      New York, New York     Customer Service Center
Insurance Company of New York    Wilmington, Delaware                                Mailing Address:
                                 19801                                               230 Park Avenue, Suite 966
                                                                                     New York, NY 10169
                                                                                     1-800-963-9539

                         PROSPECTUS DATED: MAY 6, 1997

                              DEFINITION OF TERMS

  ACCOUNTS -- Separate Account NY-B and the Fixed Account.

  ACCUMULATION VALUE -- The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the premiums paid, investment experience of the Divisions and interest credited to your Fixed Allocations, charges deducted and any partial withdrawals.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION -- An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turning age 80, as adjusted for additional premiums and partial withdrawals.

  ANNUITANT -- The person designated by the Owner to be the measuring life in determining Annuity Payments.

  ANNUITY COMMENCEMENT DATE -- The date on which Annuity Payments begin.

  ANNUITY OPTIONS -- Options the Owner selects that determine the form and amount of Annuity Payments.

  ANNUITY PAYMENT -- The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

  ATTAINED AGE -- The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.

  BENEFICIARY -- The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

  BUSINESS DAY -- Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

  CASH SURRENDER VALUE -- The amount the Owner receives upon surrender of the Contract, including any Market Value Adjustment.

  CHARGE DEDUCTION DIVISION -- The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Money Market Division.

  CONTINGENT ANNUITANT -- The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

  CONTRACT -- The entire Contract consisting of the basic Contract and any riders or endorsements.

  CONTRACT ANNIVERSARY -- The anniversary of the Contract Date.

  CONTRACT DATE -- The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

  CONTRACT PROCESSING DATES -- The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

  CONTRACT PROCESSING PERIOD -- The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Contract Processing Date. There is one Contract processing period each year.

  CONTRACT YEAR -- The period between Contract anniversaries.

  CUSTOMER SERVICE CENTER -- Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

  DIVISIONS -- The investment options available under Account NY-B.

  ENDORSEMENTS -- An endorsement changes or adds provisions to the Contract.

  EXPERIENCE FACTOR -- The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.

  FIXED ACCOUNT -- An Account which contains all of our assets that support Owner Fixed Allocations and any interest credited thereto.

  FIXED ALLOCATION -- An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

  FREE LOOK PERIOD -- The period of time within which the Owner may examine the Contract and return it for a refund.

  GUARANTEED INTEREST RATE -- The effective annual interest rate which we will credit for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than 3%.

  GUARANTEE PERIOD -- The period of time for which a rate of interest is guaranteed to be credited to a Fixed Allocation. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

  INDEX OF INVESTMENT EXPERIENCE -- The index that measures the performance of a Division.

  INITIAL PREMIUM -- The payment required to put a Contract into effect.

  ISSUE AGE -- The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

  ISSUE DATE -- The date the Contract is issued at our Customer Service
Center.

  MARKET VALUE ADJUSTMENT -- A positive or negative adjustment made to a Fixed Allocation. It may apply to certain withdrawals and transfers, whether in whole or in part, and annuitizations of all or part of a Fixed Allocation prior to the end of a Guarantee Period.

  MATURITY DATE -- The date on which a Guarantee Period matures.

  OWNER -- The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

  RIDER -- A rider amends the Contract, in certain instances adding benefits.

  SPECIALLY DESIGNATED DIVISION -- The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify otherwise. The Specially Designated Division currently is the Money Market Division.

  STANDARD DEATH BENEFIT OPTION -- The death benefit option that you will receive under the Contract unless the Annual Ratchet Death Benefit Option is elected. The death benefit provided by this option is equal to the greatest of
(i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and (iii) Cash Surrender Value.

  VALUATION DATE -- The day at the end of a Valuation Period when each Division is valued.

  VALUATION PERIOD -- Each business day together with any non-business days before it.

                              SUMMARY OF CONTRACT

  This prospectus has been designed to provide you with information regarding the Contract and the Accounts which fund the Contract. Information concerning the Series underlying the Divisions of Account NY-B and the Fixed Account is set forth in the Funds' prospectuses.

  This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract. The Contract, together with any riders or endorsements, constitutes the entire agreement between you and us and should be retained as part of your permanent records.

  This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Contract. You have a choice of investments. We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Divisions and interest credited to the Fixed Allocations in which you are invested, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.

DESCRIPTION OF THE CONTRACT

  The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, distributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").

  The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the annuity commencement date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your Annuity Options.

AVAILABILITY

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qualified plans, except for rollover contributions). The minimum Initial Premium is $10,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

  The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS

  Each of the thirteen Divisions of Account NY-B offered under this prospectus invests in a mutual fund portfolio with its own distinct investment objectives and policies. Each Division of Account NY-B invests in a corresponding Series of the ESS Trust, managed by Equitable Investment Services, Inc. ("EISI") a corresponding Series of the Travelers Series Fund, managed by Smith Barney Mutual Funds Management Inc. ("SBMFM"), a corresponding Series of the Smith Barney Series Fund, managed by SBMFM or a corresponding Series of the Smith Barney Concert Allocation Series, managed by Travelers Investment Adviser, Inc. ("TIA") (TIA, together with SBMFM and EISI, the "Managers"). The Trusts and the Managers have retained several portfolio managers to manage the assets of each Series. See Facts About the Company and the Accounts, Account NY-B Divisions.

HOW THE ACCUMULATION VALUE VARIES

  The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Facts About the Contract, Accumulation Value in Each Division.

THE FIXED ACCOUNT

  The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We reset the interest rates for new Guarantee Periods periodically based on our sole discretion. We may offer Guarantee Periods from one to ten years. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

  You bear the investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from your Fixed Allocations. A surrender, partial withdrawal, transfer or annuitization made prior to the end of a Guarantee Period may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value. We will not apply a Market Value Adjustment on a surrender, partial withdrawal, transfer or annuitization made within 30 days prior to the Maturity Date of the applicable Guarantee Period or certain transfers made in connection with the dollar cost averaging program. Systematic withdrawals from a Fixed Allocation also are not subject to a Market Value Adjustment.

MARKET VALUE ADJUSTMENT

  We will apply a Market Value Adjustment, subject to certain exceptions, to a surrender, partial withdrawal, transfer or annuitization from a Fixed Allocation made prior to the end of a Guarantee Period. The Market Value Adjustment does not apply to amounts invested in Account NY-B.

SURRENDERING YOUR CONTRACT

  You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Commencement Date. See Facts About the Contract, Cash Surrender Value and Surrendering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS

  After the Free Look Period, prior to the annuity commencement date and while the Contract is in effect, you may take partial withdrawals from the Accumulation Value of your Contract. You may elect in advance to take systematic partial withdrawals on a monthly or quarterly basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or annual basis.

  Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge and a Market Value Adjustment. Partial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Facts About the Contract, Partial Withdrawals.

DOLLAR COST AVERAGING

  Under this program, you may choose to have a specified dollar amount transferred from either the Money Market Division or a Fixed Allocation with a one year Guarantee Period to the other Divisions of Account NY-B on a monthly basis with the objective of shielding your investment from short-term price fluctuations. See Facts About the Contract, Dollar Cost Averaging.

YOUR RIGHT TO CANCEL THE CONTRACT

  You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of administering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Other Contract Provisions, Your Right to Cancel or Exchange Your Contract.

YOUR RIGHT TO CHANGE THE CONTRACT

  The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Other Contract Provisions, Other Contract Changes.

DEATH BENEFIT OPTIONS

  The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there are two death benefit options that may be available to you under the Contract: the Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Contract, Death Benefit Options. We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES

  We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain restrictions we impose. See Facts About the Contract, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accumulation Value; other charges, including the mortality and expense risk charge and asset based administrative charge, are deducted from the Account NY-B Divisions. See Fee Table, Other Contract Provisions, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account NY-B Divisions in which you are invested. If there is no Accumulation Value in these Divisions, charges will be deducted from your Fixed Allocations starting with Guarantee Periods nearest their Maturity Dates until such charges have been deducted.

FEDERAL INCOME TAXES

  The ultimate effect of Federal income taxes on the amounts held under an annuity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on First Golden's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or surrender the Contract before reaching age 59 1/2. See Federal Tax Considerations.

                                   FEE TABLE

TRANSACTION EXPENSES /(1)/

  Contingent Deferred Sales Charge /(2)/ (imposed as a percentage of premium payments withdrawn upon excess partial withdrawal or surrender): /(3)/

     COMPLETE YEARS ELAPSED                                            SURRENDER
     SINCE PREMIUM PAYMENT                                              CHARGE
     ----------------------                                            ---------
         0............................................................      7%
         1............................................................      6%
         2............................................................      5%
         3............................................................      4%
         4............................................................      3%
         5............................................................      2%
         6............................................................      1%
         7+...........................................................      0%

Excess Allocation Charge............................................... $0/(4)/
ANNUAL CONTRACT FEES:
Administrative Charge..................................................     $30

(Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES (percentage of assets in each
Division): /(5)/

                                                                  ENHANCED DEATH
                                                         STANDARD    BENEFIT
                                                         -------- --------------
                                                                      ANNUAL
                                                                     RATCHET
   Mortality and Expense Risk Charge....................   1.10%       1.25%
   Asset Based Administrative Charge....................   0.15%       0.15%
                                                           ----        ----
   Total Separate Account Expenses......................   1.25%       1.40%

THE ESS TRUST ANNUAL EXPENSES:

                                                     OTHER            TOTAL
                                                   EXPENSES         EXPENSES
                                                 AFTER EXPENSE    AFTER EXPENSE
   SERIES                           FEES /(6)/ REIMBURSEMENT/(7)/ REIMBURSEMENT
   ------                           ---------- ------------------ -------------
   OTC Portfolio...................    0.80%          0.40%           1.20%
   Research Portfolio..............    0.80%          0.40%           1.20%
   Total Return Portfolio..........    0.80%          0.40%           1.20%

  TRAVELERS SERIES FUND EXPENSES:

                                                                OTHER    TOTAL
   SERIES                                                FEES  EXPENSES EXPENSES
   ------                                                ----  -------- --------
   Smith Barney Income and Growth....................... 0.65%   0.08%    0.73%
   Smith Barney International Equity.................... 0.90%   0.20%    1.10%
   Smith Barney High Income............................. 0.60%   0.24%    0.84%
   Smith Barney Money Market /(8)/...................... 0.60%   0.14%    0.74%

  SMITH BARNEY SERIES FUND EXPENSES:

                                                               OTHER    TOTAL
   SERIES                                               FEES  EXPENSES EXPENSES
   ------                                               ----  -------- --------
   Appreciation Portfolio.............................. 0.75%   0.10%    0.85%

  SMITH BARNEY CONCERT ALLOCATION SERIES ANNUAL EXPENSES:

                                            OTHER EXPENSES         TOTAL EXPENSES
                             MANAGEMENT     AFTER EXPENSE          AFTER EXPENSE
   SERIES                    FEES /(9)/ REIMBURSEMENT /(10)/ REIMBURSEMENT /(10)/
   ------                    ---------- ---------------------- ----------------------
   Select High Growth Port-
    folio..................     .35%               0%                   .35%
   Select Growth Portfo-
    lio....................     .35%               0%                   .35%
   Select Balanced Portfo-
    lio....................     .35%               0%                   .35%
   Select Conservative
    Portfolio..............     .35%               0%                   .35%
   Select Income Portfo-
    lio....................     .35%               0%                   .35%

------------------
(1) A Market Value Adjustment, which may increase or decrease your Accumulation Value, may apply to certain transactions. See Market Value Adjustment.
(2) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess partial withdrawals or on the Annuity Commencement Date. See Premium Taxes.
(3) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. See Charges Deducted from the Accumulation Value, Surrender Charge for Excess Partial Withdrawals.
(4) We reserve the right to impose a charge in the future at a maximum of $25 or each allocation change in excess of twelve per Contract Year. See Excess Allocation Charge.
(5) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Annual Ratchet Death Benefit Options.
(6) Fees decline as combined assets increase (see Account NY-B Divisions and the Trust prospectuses for details).
(7) Other expenses shown take into account the effect of EISI's agreement to reimburse the portfolios for all operating expenses, excluding management fees, that exceed 0.40% of its average daily net assets. This reimbursement is voluntary and can be terminated at any time. Prior to February 3, 1997, EISI had an agreement to reimburse each portfolio for all operating expenses, excluding management fees, that exceeded 0.75% of its average daily net assets. In the absence of the current reimbursement agreement, other expenses would have been 0.55%, 0.51% and 0.45%, respectively for the OTC, Research and Total Return Portfolios, for the year ended December 31, 1996.
(8) SBMFM, the fund's investment manager, waived all or part of its management fees for the year ended October 31, 1996 for the Money Market Portfolio such that the actual total annual expenses charged in 1996 was 0.65%. This voluntary fee waiver can be terminated at any time.
(9) Each Select Portfolio of Smith Barney Concert Allocation Series, as a shareholder of the underlying Smith Barney Funds (see "Smith Barney Concert Allocation Series" following), also will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying Smith Barney Funds.
(10) TIA, the manager of each Select Portfolio, has agreed to bear all expenses of these Select Portfolios of Smith Barney Concert Allocation Series other than the management fee and extraordinary expenses.

EXAMPLES:

  The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be surrender charges if you choose to annuitize within the first three Contract Years.

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:

DIVISION                              ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
--------                              -------- ----------- ---------- ---------
OTC..................................  $87.22    $123.50    $162.33    $301.38
Research.............................  $87.22    $123.50    $162.33    $301.38
Total Return.........................  $87.22    $123.50    $162.33    $301.38
Smith Barney Income and Growth.......  $82.51    $109.36    $118.75    $254.34
Smith Barney International Equity....  $86.22    $120.51    $157.36    $291.57
Smith Barney High Income.............  $83.62    $112.69    $144.32    $265.57
Smith Barney Money Market............  $82.62    $109.67    $139.26    $255.37
Appreciation Portfolio...............  $83.72    $112.99    $144.83    $266.58
Select High Growth Portfolio.........  $78.69    $ 97.78    $119.27    $214.54
Select Growth Portfolio..............  $78.69    $ 97.78    $119.27    $214.54
Select Balanced Portfolio............  $78.69    $ 97.78    $119.27    $214.54
Select Conservative Portfolio........  $78.69    $ 97.78    $119.27    $214.54
Select Income Portfolio..............  $78.69    $ 97.78    $119.27    $214.54

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:

DIVISION                              ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
--------                              -------- ----------- ---------- ---------
OTC..................................  $27.22    $83.50     $142.33    $301.38
Research.............................  $27.22    $83.50     $142.33    $301.38
Total Return.........................  $27.22    $83.50     $142.33    $301.38
Smith Barney Income and Growth.......  $22.51    $69.36     $138.75    $254.34
Smith Barney International Equity....  $26.22    $80.51     $137.36    $291.57
Smith Barney High Income.............  $23.62    $72.69     $124.32    $265.57
Smith Barney Money Market............  $22.62    $69.67     $119.26    $255.37
Appreciation Portfolio...............  $23.72    $72.99     $124.83    $266.58
Select High Growth Portfolio.........  $19.68    $57.78     $ 99.27    $214.54
Select Growth Portfolio..............  $19.68    $57.78     $ 99.27    $214.54
Select Balanced Portfolio............  $19.68    $57.78     $ 99.27    $214.54
Select Conservative Portfolio........  $19.68    $57.78     $ 99.27    $214.54
Select Income Portfolio..............  $19.68    $57.78     $ 99.27    $214.54

  The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $33,000.

  The examples reflect the election at issue of the Annual Ratchet Enhanced Death Benefit Option. If the Standard Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

                   CONDENSED FINANCIAL AND OTHER INFORMATION

  No condensed financial information for Account NY-B is presented because, as of the date of this prospectus, Account NY- B had not yet commenced operations.

FINANCIAL STATEMENTS

  The audited financial statements of First Golden prepared in accordance with generally accepted accounting principles for the period ended December 31, 1996 (as well as the auditors' report thereon) are contained in the Prospectus.

PERFORMANCE RELATED INFORMATION

  Performance information for the Divisions of Account NY-B, including the yield and effective yield of the Money Market Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

  Current yield for the Money Market Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Division is calculated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.

  For the remaining Divisions, quotations of yield will be based on all investment income per unit (Accumulation Value divided by the index of investment experience, see Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value) earned during a given 30-day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the applicable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account certain contractual charges, such as the surrender charge.

  Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the respective Fund in which the Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

  Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria. First Golden may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                                 INTRODUCTION

  The following information describes the Contract and the Accounts which fund the Contract, Account NY-B and the Fixed Account. Account NY-B invests in mutual fund portfolios of the Funds. The Fixed Account contains all of the assets that support Owner Fixed Allocations which we credit with Guaranteed Interest Rates for the Guarantee Periods you select.

                   FACTS ABOUT THE COMPANY AND THE ACCOUNTS

FIRST GOLDEN

  First Golden American Life Insurance Company of New York ("First Golden" or the "Company") is a stock life insurance company organized under the laws of the State of New York. First Golden is a wholly owned subsidiary of Golden American Life Insurance Company. Golden American Life Insurance Company, in turn, is an indirect wholly owned subsidiary of the Equitable of Iowa Companies, a holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Insurance Company, Equitable Investment Services, Inc. ("EISI"), Golden American, and Directed Services, Inc. ("DSI"). First Golden is authorized to do business only in the State of New York. First Golden offers variable annuities.

THE ESS TRUST, TRAVELERS SERIES FUND, SMITH BARNEY SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES

  The Travelers Series Fund, the Smith Barney Series Fund and the Smith Barney Concert Allocation Series are open-end management investment companies, more commonly called mutual funds. The Travelers Series Fund and the Smith Barney Series Fund shares may also be available to other separate accounts funding variable insurance products offered by First Golden. This is called "mixed funding."

  The Travelers Series Fund, the Smith Barney Series Fund and the Smith Barney Concert Allocation Series may also sell their shares to separate accounts of other insurance companies, both affiliated and not affiliated with First Golden. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from either mixed or shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of Owners of various Contracts participating in the Travelers Series Fund or the Smith Barney Series Fund might at sometime be in conflict. The Boards of the Travelers Series Fund, the Smith Barney Series Fund and the Smith Barney Concert Allocation Series and we and any other insurance companies participating in the Travelers Series Fund, the Smith Barney Series Fund or the Smith Barney Concert Allocation Series are required to monitor events to identify any material conflicts that arise from the use of the Travelers Series Fund, the Smith Barney Series Fund or the Smith Barney Concert Allocation Series for mixed and/or shared funding or between various policy Owners and pension and retirement plans. For more information about the risks of mixed and shared funding, please refer to the Travelers Series Fund, the Smith Barney Series Fund and the Smith Barney Concert Allocation Series prospectuses.

  The ESS Trust is also an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insurance companies except affiliated insurance companies such as First Golden. It is anticipated that in the future the ESS Trust will become available to separate accounts of unaffiliated companies

  You will find complete information about the ESS Trust, the Travelers Series Fund, the Smith Barney Series Fund and the Smith Barney Concert Allocation Series including the risks associated with each Series, in the accompanying Funds' prospectuses. You should read them carefully in conjunction with this prospectus before investing. Additional copies of the Funds' prospectuses may be obtained by contacting our Customer Service Center.

SEPARATE ACCOUNT NY-B

  All obligations under the Contract are general obligations of First Golden. Account NY-B is a separate investment account used to support our variable annuity Contracts and for other purposes as permitted by applicable laws and regulations. The assets of Account NY-B are kept separate from our general account and any other separate accounts we may have. We may offer other variable annuity Contracts investing in Account NY-B which are not discussed in this prospectus. Account NY-B may also invest in other series which are not available to the Contract described in this prospectus.

  We own all the assets in Account NY-B. Income and realized and unrealized gains or losses from assets in the account are credited to or charged against that account without regard to other income, gains or losses in our other investment accounts. As required, the assets in Account NY-B are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

  They may, however, be subject to liabilities arising from Divisions whose assets are attributable to other variable annuity Contracts supported by Account NY-B. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

  Account NY-B was established on June 13, 1996 to invest in mutual funds, unit investment trusts or other investment portfolios which we determine to be suitable for the Contract's purposes. Account NY-B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of the state of New York, our state of domicile. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account NY-B.

ACCOUNT NY-B DIVISIONS

  Account NY-B is divided into Divisions. Currently, each Division of Account NY-B offered under this prospectus invests in a portfolio of the ESS Trust, Travelers Series Fund, Smith Barney Series Fund or the Smith Barney Concert Allocation Series. EISI serves as the Manager to each Series of the ESS Trust, SBMFM serves as Manager to each Series of the Travelers Series Fund and the Smith Barney Series Fund and TIA serves as Manager to each Series of the Smith Barney Concert Allocation Series. See the Funds' prospectuses for details. The ESS Trust and EISI have retained several portfolio managers to manage the assets of each Series of the Trust. There may be restrictions on the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Series in the Funds are described below. There is no guarantee that any portfolio or Series will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions.

  EISI, SBMFM and TIA provide the overall business management and administrative services necessary for the Series' operation and provide or procure the services and information necessary to the proper conduct of the business of the Series. See the Funds' prospectuses for details.

  Each Fund pays its respective Manager for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Series shown in the fee tables. EISI (and not the Fund) pays each portfolio manager a monthly fee for managing the assets of the Series.

ESS TRUST

  The ESS Trust is one of the funding vehicles for the Contracts. The Trust is managed by EISI which is a wholly owned subsidiary of the Equitable of Iowa Companies. EISI has retained a Sub-Adviser for the OTC, Research and Total Return Portfolios to make investment decisions and place orders. The Sub-Adviser for the Portfolios is Massachusetts Financial Services Company. See "Management of the Trust" in the ESS Trust Prospectus, which accompanies this Prospectus, for additional information concerning EISI and the Sub-Adviser, including a description of advisory and sub-advisory fees. Purchasers should read this Prospectus and the Prospectus for the Trust carefully before investing.

  The Trust is an open-end management investment company. While a brief summary of the investment objectives of the available Portfolios is set forth below, more comprehensive information, including a discussion of potential risks, is found in the current Prospectus for the ESS Trust which is included with this Prospectus. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Administrative Office.

  The investment objectives of the Portfolios are as follows:

  OTC PORTFOLIO. The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market.

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short- term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The portfolio securities of the Research Portfolio are selected by the investment research analysts in the Equity Research Group of the Sub-Adviser. The Portfolio's assets are allocated to industry groups (e.g. within the health care sector, the managed care, drug and medical supply industries). The allocation by sector and industry is determined by the analysts acting together as a group.

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income since many securities offering a better than average yield may also possess growth potential. Generally, at least 40% of the Portfolio's assets will be invested in equity securities.

TRAVELERS SERIES FUND

  The Travelers Series Fund is an investment company underlying certain variable annuity and variable life insurance contracts. The Fund is managed by SBMFM. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. Smith Barney Holdings Inc. is a wholly owned subsidiary of Travelers Group Inc. which is a financial services holding company engaged, through its subsidiaries, principally in four business segments: investment services, consumer finance services, life insurance services and property & casualty insurance services.

  While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the current Prospectus for the Fund, which is included with this Prospectus. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Administrative Office.

  The Fund is intended to meet differing investment objectives with its currently available separate Portfolios.

  The investment objectives of the Portfolios are as follows:

  INCOME AND GROWTH PORTFOLIO. The Income and Growth Portfolio seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks. The Portfolio invests primarily in common stocks offering a current return from dividends and in interest-paying debt obligations (such as U.S. Government Securities, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. Government Securities with broker/dealers or other financial institutions.)

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Purchasers are cautioned to read "Special Investment Techniques and Risk Considerations-- Foreign Securities" in the Fund Prospectus.

  HIGH INCOME PORTFOLIO. The High Income Portfolio seeks high current income. Capital appreciation is a secondary objective. The Portfolio seeks to achieve its investment objectives by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate debt obligations and preferred stock. The Portfolio invests significantly in lower rated and unrated corporate debt securities, commonly known as "junk bonds" and involve a significant degree of risk. (See "The Fund's Investment Program--Smith Barney High Income Portfolio" in the Fund Prospectus.) Prior to investing in this Portfolio, Contact owners are cautioned to read the section entitled "Special Investment Techniques and Risk Considerations--Lower-Quality and Non-Rated Securities" in the Fund Prospectus. The Portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. Investing in foreign securities generally involves risks not ordinarily associated with investing in securities of domestic issuers. Contract owners are cautioned to read "Special Investment Techniques and Risk Considerations--Foreign Securities" in the Fund Prospectus.

  MONEY MARKET PORTFOLIO. The Money Market Portfolio seeks maximum current income and preservation of capital. The Portfolio seeks to achieve its objectives by investing in bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. Government Securities and related repurchase agreements. An investment in this Portfolio is neither insured nor guaranteed by the U.S. Government. In addition, there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share on a continuous basis.

SMITH BARNEY SERIES FUND

  The Smith Barney Series Fund is a diversified, open-end management investment company. SBMFM is the investment adviser to the Appreciation Portfolio (see "Travelers Series Fund" above information pertaining to SBMFM).

  The Smith Barney Series Fund has ten Portfolios, one of which are currently available in connection with the Contracts. While a brief summary of the investment objective is set forth below, more comprehensive information, including a discussion of potential risks, is found in the current Prospectus for Smith Barney Series Fund, which is included with this Prospectus. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Administrative Office.

  The investment objective of the Portfolio is as follows:

  APPRECIATION PORTFOLIO. The Appreciation Portfolio's goal is long-term appreciation of capital. The Portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation. Under normal market conditions, substantially all--but not less than 65%--of the Portfolio's assets will consist of common stocks, but the Portfolio also may hold securities convertible into common stocks and warrants.

SMITH BARNEY CONCERT ALLOCATION SERIES

  Smith Barney Concert Allocation Series is an open-end, non-diversified management investment company. TIA serves as investment manager to each portfolio in the Smith Barney Concert Allocation Series (the "Select Portfolios"). TIA is an indirect wholly owned subsidiary of Travelers Group Inc. Each Select Portfolio of Concert Series seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds" ("fund of funds" structure), which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, SBMFM or Smith Barney Strategy Advisers Inc. now or in the future acts as investment adviser. See the Prospectus for the Select Portfolios of Smith Barney Concert Allocation Series for more information concerning the fund of funds structure. The fund of funds structure is different from the investment structure of most investment options available for a variable annuity contract. Such a structure involves additional income tax risks (see "Federal Tax Considerations").

  The investment objectives of the Select Portfolios are as follows:

  SELECT HIGH GROWTH PORTFOLIO. The Select High Growth Portfolio's investment objective is to seek capital appreciation.

  SELECT GROWTH PORTFOLIO. The Select Growth Portfolio's investment objective is to seek long-term growth of capital.

  SELECT BALANCED PORTFOLIO. The Select Balanced Portfolio's investment objective is to seek a balance of growth of capital and income.

  SELECT CONSERVATIVE PORTFOLIO. The Select Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital.

  SELECT INCOME PORTFOLIO. The Select Income Portfolio's investment objective is to seek high current income.

  While a brief summary of the investment objectives of the Portfolios of ESS Trust, Travelers Series Fund, Smith Barney Series Fund and Smith Barney Concert Allocation Series are set forth above, more comprehensive information, including a discussion of potential risks, is found in the current Prospectuses for each of the Investment Options, which are included with this Prospectus. Additional Prospectuses and the Statements of Additional Information can be obtained by calling the Customer Service Center or writing. Purchasers should read the Prospectuses carefully before investing.

CHANGES WITHIN ACCOUNT NY-B

  We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account NY-B, to combine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account NY-B, which we determine to be associated with the class of Contracts to which your Contract belongs, to another account. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required approvals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.

  When permitted by law, We reserve the right to:

  (1) deregister Account NY-B under the 1940 Act;

  (2) operate Account NY-B as a management company under the 1940 Act if it is operating as a unit investment trust;

  (3) restrict or eliminate any voting rights as to Account NY-B; and

  (4) combine Account NY-B with other accounts.

THE FIXED ACCOUNT

  Premium payments may be allocated to the Fixed Account at the time of the Initial Premium payment or as subsequently made. In addition, all or part of your Accumulation Value may be transferred to the Fixed Account. Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, Owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933, but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEE PERIOD

  You may select one or more Fixed Allocations with specified Guarantee Periods for investment. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to decrease or increase the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations. Each Fixed Allocation will have a Maturity Date corresponding to the last day of the calendar month of the applicable Guarantee Period.

  Your Accumulation Value in the Fixed Account equals the sum of your Fixed Allocations plus the interest credited thereto, as adjusted for any partial withdrawals, reallocations or other charges we may impose. Your Fixed Allocation will be credited with the Guaranteed Interest Rate in effect on the date we receive and accept your premium or reallocation of Accumulation Value. The Guaranteed Interest Rate will be credited daily to yield the quoted Guaranteed Interest Rate.

GUARANTEED INTEREST RATES

  Each Guarantee Period will have an interest rate that is guaranteed. We do not have a specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or reallocations of Accumulation Value under the Contracts. These amounts will be invested primarily in investment-grade fixed income securities including: securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; debt securities that have an investment grade rating, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or any other nationally recognized rating service; mortgage-backed securities collateralized by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Government National Mortgage Association, or that have an investment grade rating at the time of purchase within the four highest grades described above; other debt investments; commercial paper; and cash or cash equivalents. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict or guarantee the level of future interest rates. However, no Fixed Allocation will ever have a Guaranteed Interest Rate of less than 3% per year.

  While the foregoing generally describes our investment strategy with respect to the Fixed Account, we are not obligated to invest according to any particular strategy, except as may be required by New York and other state insurance laws.

TRANSFERS FROM A FIXED ALLOCATION

  You may transfer your Accumulation Value from a Fixed Allocation to one or more new Fixed Allocations with new Guarantee Periods of any length offered by us or to the Divisions of Account NY-B. Unless you specify in writing the Fixed Allocations from which such transfers will be made, we will transfer amounts from the Fixed Allocations starting with the Guarantee Period nearest its Maturity Date, until we have honored your transfer request.

  Transfers from a Fixed Allocation made within 30 days prior to the Maturity Date of the applicable Guarantee Period or pursuant to the dollar cost averaging program will not be subject to a Market Value Adjustment. All other transfers from your Fixed Allocations will be subject to a Market Value Adjustment. The minimum amount that can be transferred to or from any Fixed Allocation is $250. If a transfer request would reduce the Accumulation Value remaining in your Fixed Allocation to less than $250, we will treat such transfer request as a request to transfer the entire Accumulation Value in such Fixed Allocation.

  At the end of a Fixed Allocation's Guarantee Period, you may transfer amounts in that Fixed Allocation to the Divisions and one or more new Fixed Allocations with Guarantee Periods of any length then offered by us.

You may not, however, transfer amounts to any Fixed Allocation with a Guarantee Period that extends beyond your Annuity Commencement Date.

  At least 30 calendar days prior to a Maturity Date of any of your Fixed Allocations, or earlier if required by state law, we will send you a notice of the Guarantee Periods then available. Prior to the Maturity Date of your Fixed Allocations you must notify us as to which Division or new Guarantee Period you have selected. If timely instructions are not received, we will transfer your Accumulation Value in the maturing Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period. If such Guarantee Period is not available or extends beyond your annuity commencement date, we will transfer your Accumulation Value in the maturing Fixed Allocation to the next shortest Guarantee Period which does not extend beyond the Annuity Commencement Date. If no such Guarantee Period is available, we will transfer your Accumulation Value to the Specially Designated Division.

PARTIAL WITHDRAWALS FROM A FIXED ALLOCATION

  Prior to the Annuity Commencement Date and while your Contract is in effect, you may take partial withdrawals from the Accumulation Value in a Fixed Allocation by sending satisfactory notice to our Customer Service Center. You may make systematic withdrawals of interest earnings only from a Fixed Allocation under our Systematic Partial Withdrawal Option. (See Partial Withdrawals, Systematic Partial Withdrawal Option.) Systematic withdrawals from a Fixed Allocation are not permitted if such Fixed Allocation participates in the dollar cost averaging program. Withdrawals from a Fixed Allocation taken within 30 days prior to the Maturity Date and systematic withdrawals are not subject to a Market Value Adjustment; however, a surrender charge may be imposed. Withdrawals may have federal income tax consequences, including a 10% penalty tax. See Surrender Charge, Surrender Charge for Excess Partial Withdrawals and Federal Tax Considerations.

  If you specify a Fixed Allocation from which your partial withdrawal will be made, we will assess the partial withdrawal against that Fixed Allocation. If you do not specify the investment option from which the partial withdrawal will be taken, we will not assess your partial withdrawal against any Fixed Allocations unless the partial withdrawal exceeds the Accumulation Value in the Divisions of Account NY-B. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

MARKET VALUE ADJUSTMENT

  We will apply a Market Value Adjustment, determined by application of the formula described below, in the following circumstances: (i) whenever you make a withdrawal or transfer from a Fixed Allocation, other than withdrawals or transfers made within 30 days prior to the Maturity Date of the applicable Guarantee Period, systematic partial withdrawals, or pursuant to the dollar cost averaging program; and (ii) on the Annuity Commencement Date with respect to any Fixed Allocation having a Guarantee Period that does not end on or within 30 days after the annuity commencement date.

  The Market Value Adjustment is determined by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                (    (1 + I)    ) /(N/365)/
                                (---------------)
                                ((1 + J + .0025))           -1

  Where "I" is the Index Rate for a Fixed Allocation as of the first day of the applicable Guarantee Period; "J" is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years remaining in the Guarantee Period at the time of the withdrawal, transfer or annuitization; and "N" is the remaining number of days in the Guarantee Period at the time of the withdrawal, transfer or annuitization.

  The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average currently is based on the period from the 22nd day of the calendar month two months prior to the calendar month of the Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity is the maturity date for these U.S. Treasury Strips on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method approved where required.

  We currently calculate the Index Rate once each calendar month. However, we reserve the right to calculate the Index Rate more frequently than monthly, but in no event will such Index Rate be based upon a period of less than 28 days.

  The Market Value Adjustment may result in either an increase or decrease in the Accumulation Value of your Fixed Allocation. If a full surrender, transfer or annuitization from the Fixed Allocation has been requested, the balance of the Market Value Adjustment will be added to or subtracted from the amount surrendered, transferred or annuitized. If a partial withdrawal, transfer or annuitization has been requested, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds the Accumulation Value in the Fixed Allocation, such transaction will be considered a full surrender, transfer or annuitization. The Appendix contains several examples which illustrate the application of the Market Value Adjustment.

                           FACTS ABOUT THE CONTRACT

THE OWNER

  You are the Owner. You are also the Annuitant unless another Annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the applicable death benefit.

  Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit when due. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.

  In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Contract solely for the purpose of determining the death benefit provisions. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be determined by the age of the Annuitant at issue.

THE ANNUITANT

  The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date, the Owner will become the Annuitant. The Owner may designate a new Annuitant within 60 days of the death of the Annuitant.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date and the Owner is not an individual, we will pay the Beneficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Beneficiary designation, the Annuitant's estate will be the Beneficiary.

  Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.

THE BENEFICIARY

  The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commencement date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the surviving Owner(s)). See Proceeds Payable to the Beneficiary.

  If the Beneficiary dies before the Annuitant or Owner, the death benefit proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit proceeds to the Owner's estate.

  One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

  You have the right to change beneficiaries during the Annuitant's lifetime unless you have designated an irrevocable Beneficiary. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.

CHANGE OF OWNER OR BENEFICIARY

  During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a non-qualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

 QUALIFIED CONTRACTS

  The Contract may be issued as an Individual Retirement Annuity or in connection with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial account, and by provisions of the Code and the regulations thereunder. For example, the individual retirement trust or custodial account will impose minimum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.

  IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.

 NON-QUALIFIED CONTRACTS

  The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS

  Before the Annuity Commencement Date, you may change the Annuity Commencement Date, frequency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS

  You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $10,000 for a non-qualified Contract and $1,500 for a qualified Contract.

  You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS

  For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some compensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. However, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS

  Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS

  You may make additional premium payments after the end of the Free Look Period. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS

  The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to determine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five business days, the applicant will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the applicant consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

  We will also accept, by agreement with broker-dealers and when permissible in a state, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accompanied by a simultaneous facsimile transmission of an application. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

  Upon our acceptance of premium payments received via wire order and accompanied by a facsimile of an application, we will issue the Contract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by an application may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay and return the premium payment immediately to the broker-dealer for return to the applicant, unless the applicant specifically consents to allow us to retain the premium payment until our Customer Service Center receives the application.

  On the date we receive and accept your initial or additional premium payment:

  (1) We allocate the Initial Premium among the Divisions and Fixed Allocations according to your instructions, subject to any restrictions. See Restrictions on Allocation of Premium Payments. For additional premium payments, the Accumulation Value will increase by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment. If there is no Accumulation Value in the Divisions, the increase in the Accumulation Value will be allocated to a Fixed Allocation with the shortest Guarantee Period then available.

  (2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.

Following receipt and acceptance of the application, and investment of the premium payment, we will issue the Contract.

RESTRICTIONS ON ALLOCATION OF PREMIUM PAYMENTS

  We may require that an Initial Premium designated for a Division of Account NY-B be allocated to the Specially Designated Division during the Free Look Period for Initial Premiums received. After the free look period, if your Initial Premium was allocated to the Specially Designated Division, we will transfer the Accumulation Value to the Divisions you previously selected based on the index of investment experience next computed for each Division. See Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value. Initial premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have chosen.

YOUR RIGHT TO REALLOCATE

  You may reallocate your Accumulation Value among the Divisions and Fixed Allocations at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each reallocation of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division or Fixed Allocation. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the ESS Trust, the Travelers Series Fund or the Smith Barney Series Fund. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with applicable law. Reallocations from the Fixed Account are subject to the Market Value Adjustment unless taken as part of the dollar cost averaging program or within 30 days prior to the Maturity Date of the applicable Guarantee Period. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

  We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions and Fixed Allocations or refuse any reallocation request if we believe that: (a) excessive trading by you or a specific reallocation request may have a detrimental effect on unit values or the share prices of the underlying Series; or (b) we are informed by the ESS Trust, the Travelers Series Fund, the Smith Barney Series Fund or the Smith Barney Concert Allocation Series that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of the ESS Trust, the Travelers Series Fund or the Smith Barney Series Fund.

  Where permitted by law, we may accept your authorization of third party reallocation on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancellation. We may restrict the Divisions and Fixed Allocations that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

  Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING

  If you have at least $10,000 of Accumulation Value in the Smith Barney Money Market Division or a Fixed Allocation with a one year Guarantee Period, you may elect the dollar cost averaging program and have a specified dollar amount transferred from the Division or such Fixed Allocation on a monthly basis.

  The main objective of dollar cost averaging is to attempt to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Division if the value per unit is low and less units are purchased if the value per unit is high.

  Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

  Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period when you elect the dollar cost averaging program, divided by 12.

  The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending satisfactory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply. We currently do not permit transfers under the dollar cost averaging program from Fixed Allocations with other than one year Guarantee Periods. Transfers from a Fixed Allocation under the dollar cost averaging program will not be subject to a Market Value Adjustment. See Market Value Adjustment. A Fixed Allocation may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

  When a distribution is made from an investment portfolio supporting a Division of Account NY-B in which reinvestment is not available, we will allocate the distribution, unless you specify otherwise, to the Specially Designated Division.

  Such a distribution can occur when (a) an investment portfolio matures, or
(b) a distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permitted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If, within 30 days, you allocate the Accumulation Value from the Specially Designated Division to other Divisions or Fixed Allocations of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE

  Your Accumulation Value is the sum of the amounts in each of the Divisions and the Fixed Allocations in which you are invested, and is the amount available for investment at any time. You select the Divisions and Fixed Allocations to which to allocate your Accumulation Value. We adjust your Accumulation Value on each Valuation Date to reflect the Divisions' investment performance and interest credited to your Fixed Allocations, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to reflect any deduction of the annual Contract fee. Your Accumulation Value is applied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

 ON THE CONTRACT DATE

  On the Contract Date, your Accumulation Value is allocated to each Division as you have specified, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period, in which case, the portion of your Initial Premium not allocated to a Fixed Allocation will be allocated to the Specially Designated Division during the Free Look Period. See Your Right to Cancel or Exchange Your Contract.

 ON EACH VALUATION DATE

  At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

  (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.

  (2) We multiply (1) by the Division's net rate of return for the current Valuation Period.

  (3) We add (1) and (2).

  (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

  (5) We add or subtract allocations to or from that Division during the current Valuation Period.

  (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

  (7) We subtract from (6) the amounts allocated to that Division for: (a) any Contract fees; and (b) any charge for premium taxes.

  All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account NY- B, unless the Charge Deduction Division has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

 INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE

  The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. In most cases, we set the index at $10 when the first investments in a Division are made. The index for a current Valuation Period equals the index for the preceding Valuation Period multiplied by the experience factor for the current Valuation Period.

  We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

 HOW WE DETERMINE THE EXPERIENCE FACTOR

  For Divisions of Account NY-B the experience factor reflects the investment experience of the Series of the Fund in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

  (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

  (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

  (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

  (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

  (5) We subtract the daily asset based administrative charge from each Division for each day in the valuation period.

  Calculations for Divisions investing in a Series are made on a per share basis.

 NET RATE OF RETURN FOR A DIVISION

  The net rate of return for a Division during a valuation period is the experience factor for that Valuation Period minus one.

CASH SURRENDER VALUE

  Your Contract's Cash Surrender Value fluctuates daily with the investment results of the Divisions, interest credited to Fixed Allocations and any Market Value Adjustment. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:

  (1) We take the Contract's Accumulation Value;

  (2) We deduct from (1) any surrender charge and any charge for premium taxes;

  (3) We deduct from (2) any charges incurred but not yet deducted; and

  (4) We adjust (3) for any Market Value Adjustment.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

  The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.

  A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay payment. See When We Make Payments.

PARTIAL WITHDRAWALS

  Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge and Market Value Adjustment, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

  There are three options available for selecting partial withdrawals, the Conventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

 CONVENTIONAL PARTIAL WITHDRAWAL OPTION

  After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000. A conventional partial withdrawal from a Fixed Allocation may be subject to a Market Value Adjustment.

 SYSTEMATIC PARTIAL WITHDRAWAL OPTION

  This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

  You may choose to receive systematic partial withdrawals on a monthly or quarterly basis from your Accumulation Value in the Divisions or the Fixed Allocations. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You select the date of the quarter or month when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

  You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal subject to the following maximums, but in no event can a payment be less than $100:

   FREQUENCY                                                  MAXIMUM PERCENTAGE
   ---------                                                  ------------------
   Monthly...................................................        1.25%
   Quarterly.................................................        3.75%
   Annual....................................................       15.00%

  If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the withdrawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumulation Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

  Systematic Partial Withdrawals from Fixed Allocations are limited to interest earnings during the prior month or quarter, depending on whether you have chosen a monthly or quarterly frequency, respectively. Systematic Partial Withdrawals are not subject to a Market Value Adjustment. A Fixed Allocation, however, may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

  You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

 IRA PARTIAL WITHDRAWAL OPTION

  If you have an IRA Contract and will attain age 70 1/2 in the current calendar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial withdrawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial Withdrawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.

  You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.

  At your request, we will determine the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

  You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

  An IRA partial withdrawal in excess of the amount allowed under the Systematic Partial Withdrawal Option may be subject to a Market Value Adjustment.

PARTIAL WITHDRAWALS IN GENERAL

  CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.

AUTOMATIC REBALANCING

  If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset allocation that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.

  Under the program you may elect to have all your allocations among the Divisions rebalanced on a quarterly, semi-annual, or annual calendar basis. The minimum size of an allocation to a Division must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

  To participate in automatic rebalancing you must submit to our Customer Service Center written notice in a form satisfactory to us. We will begin the program on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

PROCEEDS PAYABLE TO THE BENEFICIARY

  If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annuity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribution requirements.

DEATH BENEFIT OPTIONS

  Subject to our rules, there are two death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option.

  The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.

  We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

STANDARD DEATH BENEFIT OPTION

  You will automatically receive the Standard Death Benefit Option unless you elect the Annual Ratchet Enhanced Death Benefit. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value; (ii) total premiums less any partial withdrawals; and (iii) the Cash Surrender Value.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION

  The Annual Ratchet Enhanced Death Benefit under the Contract, if elected, is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; or (iv) the following valuation:

  (1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

  (2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) taken since the prior Valuation Date.

  (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.

  On all other Valuation Dates, the enhanced death benefit is equal to (2).

HOW TO CLAIM PAYMENTS TO BENEFICIARY

  We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS

  We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

  We will also send you copies of any shareholder reports of the portfolios or securities in which Account NY-B invests, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS

  We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the information needed to process the payment.

  However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account NY-B because:

  (1) The NYSE is closed for trading;

  (2) The SEC determines that a state of emergency exists;

  (3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

  (4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

  During such times, as to amounts allocated to the Divisions, we may delay:

  (1) Determination and payment of any Cash Surrender Value;

  (2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

  (3) Allocation changes of the Accumulation Value; or,

  (4) Application under an Annuity Option of the Accumulation Value.

  We reserve the right to delay payment of amounts from the Fixed Account for up to six months.

                               CHARGES AND FEES

CHARGE DEDUCTION DIVISION

  You may specify at issue if you wish to have all charges against the Accumulation Value deducted from the Money Market Division. We call this the Charge Deduction Division Option, and within this context refer to the Money Market as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

  We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain restrictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. If there is no Accumulation Value in those Divisions, we will deduct charges from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until such charges have been paid. The charges we deduct are:

SURRENDER CHARGE

  A contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we receive and accept such premium payment. The percentage of premium payments deducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED
     SINCE PREMIUM PAYMENT                                      SURRENDER CHARGE
     ----------------------                                     ----------------
         0.....................................................         7%
         1.....................................................         6%
         2.....................................................         5%
         3.....................................................         4%
         4.....................................................         3%
         5.....................................................         2%
         6.....................................................         1%
         7+....................................................         0%

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS

  There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. See Facts About the Contract, The Fixed Account, Market Value Adjustment. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Division or Fixed Allocation from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumulation Value in each such Division or Fixed Allocation, charges will be deducted proportionately from all other Divisions and Fixed Allocations in which you are invested.

  For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.

  For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.

  In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000-$5,250) is considered an excess partial withdrawal of a part of the Initial Premium payment of $10,000 and would be subject to a 4% surrender charge of $70.00 ($1,750 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

 PREMIUM TAXES

  We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

  Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Commencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your Accumulation Value and deduct it against Accumulation Value on surrender of the Contract, excess partial withdrawals or on the Annuity Commencement Date.

 ADMINISTRATIVE CHARGE

  The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $30 per Contract Year. See Asset Based Administrative Charge, below.

 EXCESS ALLOCATION CHARGE

  We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount represents the maximum we will charge. The charge would be deducted from the Divisions and the Fixed Allocations from which each such reallocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation unless you have chosen to use the Charge Deduction Division. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision What Happens if a Division is Not Available will not be included in determining if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

  We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts, for providing the benefits payable thereunder and for bearing various risks thereunder. The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the distribution expenses incurred by us.

 MORTALITY AND EXPENSE RISK CHARGE

  The amount of the mortality and expense risk charge depends on the death benefit option that has been elected. If the Standard Death Benefit Option is elected, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of
 .003030% for each day in the Valuation Period. If the Annual Ratchet Enhanced Death Benefit is elected, the charge is equivalent, on an annual basis, to 1.25% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% for each day in the Valuation Period.

 ASSET BASED ADMINISTRATIVE CHARGE

  We will deduct a daily administrative charge from the assets in each Division. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

TRUST EXPENSES

  There are fees and charges deducted from each Series of the ESS Trust, the Travelers Series Fund, the Smith Barney Series Fund, and the Smith Barney Concert Allocation Series. Please read the respective Trust prospectus for details.

                      CHOOSING YOUR ANNUITIZATION OPTIONS

ANNUITIZATION OF YOUR CONTRACT

  If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Option by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be determined by applying your Accumulation Value adjusted for any applicable Market Value Adjustment on the Annuity Commencement Date in accordance with The Annuity Options section below, subject to our published rules at such time. See When We Make Payments.

  You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Commencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable Federal tax law.

  The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

  For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable payment rate used and the investment results of the Divisions and interest credited to the Fixed Allocations in which the Accumulation Value has been invested.

  Some annuity options may provide only for fixed payments. Fixed Annuity Payments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of payments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed option, and the applicable payment rate.

  Our approval is needed for any option where:

  (1) The person named to receive payment is other than the Owner or Beneficiary;

  (2) The person named is not a natural person, such as a corporation; or

  (3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION

  You select the Annuity Commencement Date. You may select any date following the fifth Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, the elected Annuity Option must include a life annuity or a period certain of at least five years duration. If you do not select a date, the annuity commencement date will be in the month following the Annuitant's 90th birthday. If the Annuity Commencement Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION

  You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITIZATION OPTIONS

  There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumulation Value in the Divisions is transferred to the general account.

  OPTION 1. INCOME FOR A FIXED PERIOD

  Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract. Guaranteed amounts for annual, semi-annual and quarterly payments are available upon request. Illustrations are available upon request. If the Cash Surrender Value or Accumulation Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE

  Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain may be available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

  OPTION 3. JOINT LIFE INCOME

  This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.

  OPTION 4. ANNUITY PLAN

  An amount can be used to buy any single premium annuity we offer on the option's effective date.

PAYMENT WHEN NAMED PERSON DIES

  When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

  (1) For option 1, or any remaining guaranteed payments under option 2, payments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

  (2) For option 3, no amounts are payable after both named persons have died.

  (3) For option 4, the annuity agreement will state the amount due, if any.

                           OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN APPLICATION INFORMATION

  If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US

  Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL

  You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Federal tax consequences. See Federal Tax Considerations.

  You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NON-PARTICIPATING

  The Contract does not participate in the divisible surplus of First Golden.

AUTHORITY TO MAKE AGREEMENTS

  All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW

  We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

 CANCELING YOUR CONTRACT

  You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the greater of the premium paid or the Accumulation Value plus any charges we deducted; and the contract will be void as of the effective date of cancellation. We may require your premiums designated for investment in the Divisions of Account NY-B be allocated to the Specially Designated Division during the Free Look Period. Premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have chosen. If you do not choose to exercise your right to cancel during the Free Look Period, then at the end of the Free Look Period your money will be invested in the Divisions chosen by you, based on the index of investment experience next computed for each Division. See Facts About the Contract, Measurement of Investment Experience, Index of Experience and Unit Value.

EXCHANGING YOUR CONTRACT

  For information regarding Section 1035 Exchanges, see Federal Tax Considerations.

OTHER CONTRACT CHANGES

  You may change the Contract to another annuity plan subject to our rules at the time of the change.

GROUP OR SPONSORED ARRANGEMENTS

  For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

  Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

  We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT

  DSI is also principal underwriter and distributor of the Contract as well as for any other Contracts issued through Account NY-B and any other separate accounts of First Golden and Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

  DSI has entered into and will continue to enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered representatives who are licensed to sell securities and variable insurance products including variable annuities. These agreements provide that applications for Contracts may be solicited by registered representatives of the broker-dealers appointed by First Golden to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"). The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The writing agent will receive commissions and expense allowances totaling up to 6.5% of any initial or additional premium payments made.

                            REGULATORY INFORMATION

VOTING RIGHTS

 ACCOUNT NY-B

  We will vote the shares of a Trust owned by Account NY-B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a trust in our own right, we may decide to do so.

  We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting.

  If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Division. We will also vote shares we hold in Account NY-B which are not attributable to Owners in the same proportion.

STATE REGULATION

  We are regulated and supervised by the Insurance Department of the State of New York, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved by the Insurance Department of the State of New York. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

  First Golden, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

LEGAL MATTERS

  The legal validity of the Contract described in this prospectus has been passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of First Golden. Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.

EXPERTS

  The audited financial statements of First Golden American Life Insurance Company of New York, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing in this Prospectus and in the Registration Statement and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  MORE INFORMATION ABOUT FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW
                                     YORK

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  This Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the GAAP Basis Financial Statements and Notes to Financial Statements included herein.

  First Golden, a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American" or the "Parent"), was incorporated on May 24, 1996. Golden American is a wholly owned indirect subsidiary of Equitable of Iowa Companies. Equitable of Iowa Companies is a holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable of Iowa Securities Network, Inc., Equitable American Insurance Company, Equitable Investment Services, Inc., Directed Services, Inc. ("DSI"), and Golden American. First Golden's primary purpose will be to offer insurance products in the State of New York. On January 2, 1997 First Golden became licensed as a life insurance company in the State of New York. First Golden is authorized to do business only in the State of New York.

  First Golden's primary business purpose is to offer variable insurance products (the "Contracts"). The First Golden Contracts are funded by Separate Account NY-B and were offered to the public for the first time in March of 1997. As of the date of this prospectus, Separate Account NY-B had not received any premium payments under the Contracts.

BUSINESS ENVIRONMENT

  The current business and regulatory environment remains challenging for the insurance industry. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offer consumers many choices. However, overall demand for variable annuity product remains strong for several reasons including: a dynamic stock market performance over the last 3 years; relatively low interest rates; an aging United States population that is increasingly concerned about retirement and estate planning, as well as maintaining their standard of living in retirement; potential reductions in government and employer-provided benefits at retirement as well as lower public confidence in the adequacy of those benefits.

RESULTS OF OPERATIONS FOR THE PERIOD DECEMBER 17, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996

  Net income for the period from December 17, 1996 through December 31, 1996 was $42,000. Net investment income of $65,000 was earned and income taxes were $23,000.

  Future revenues will be generated from the sale of variable products resulting in product charge revenues as well as investment income from the investments. Future benefits and expenses will include policy benefits, operating expenses and commission expenses associated with the sale and maintenance of the Contracts.

LIQUIDITY AND CAPITAL RESOURCES

  Positive cash flow elements from operations included net income and increases in liabilities. Negative cash flow elements from operations were produced from two sources, the increase in accrued investment income and the net amortization of discounts on short-term investments.

  Future cash flows will consist of product charges, investment income and maturities of fixed maturity investments. Future cash flow uses will include the payment of annuity and insurance benefits, operating expenses and commissions and the purchase of new investments.

  On December 17, 1996, Golden American made capital contributions to First Golden of $25,000,000. Of this amount, $2,000,000 represented 200,000 shares of common stock with a par value of $10.00 per share. The remaining $23,000,000 was contributed as additional paid-in capital. First Golden believes that it will be able to fund the capital and surplus required for projected new business from existing statutory capital and surplus as well as future surplus contributions from its Parent. First Golden expects to continue to receive capital contributions from Golden American if necessary.

  First Golden is required to maintain a minimum capital and surplus of not less than $4,000,000 under the provisions of the insurance laws of the State of New York in which it became licensed to sell insurance products on January 2, 1997.

  Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholders unless a notice of its intention to declare a dividend and the amount of the dividend has been filed not less than thirty days in advance of the proposed declaration. The superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing should the superintendent find that the financial condition of the Company does not warrant the distribution.

  The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the type and mixture of risks inherent in the Company's operations. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. The Company intends to comply with these requirements in 1997, as its insurance license was approved on January 2, 1997, and expects its total adjusted capital to exceed levels which require regulatory action.

SEGMENT INFORMATION

  First Golden's operations will consist of one business segment, the sale of insurance products. First Golden anticipates that it will not be dependent upon any single customer but anticipates three broker/dealers will account for a significant portion of its revenue in 1997. All premiums will be received from consumers in the State of New York.

                              FINANCIAL CONDITION

INVESTMENTS

  First Golden's assets are invested in accordance with applicable New York laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred or common stocks, real estate mortgages, real estate and certain other investments.

  First Golden makes investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests primarily in investment grade securities. All of First Golden's assets except for variable separate account assets are available to meet its obligations under the Contracts. At December 31, 1996, First Golden had invested assets of $24,570,000 consisting of $24,220,000 of bonds, and $350,000 of short-term securities.

  Based on amortized cost, at December 31, 1996, 91.6% of the investment portfolio were invested in investment grade bonds and 8.4% were invested in non-investment grade securities. First Golden defines non-investment grade as unsecured corporate debt obligations which do not have a rating equivalent to Standard & Poor's (or similar rating agency) BBB or higher and are not guaranteed by an agency of the federal government.

RESERVES

  Future policy benefits for the fixed account will be established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accrued interest less mortality and administration charges.

REINSURANCE

  The Company intends to reinsure its mortality risk associated with the Contract's guaranteed death benefit with one or more appropriately licensed insurance companies.

COMPETITION

  In 1997, First Golden will be engaged in a business that is highly competitive because of the number of competitors including banks, mutual funds and life insurance companies which all compete for retirement savings from consumers. There are approximately 142 stock, mutual and other types of insurers in the life insurance business in the State of New York, a substantial number of which offer similar products and are significantly larger than First Golden.

CERTAIN AGREEMENTS

  On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. As of December 31, 1996, no such charges have been billed to First Golden. First Golden expects to enter into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa, for additional services.

  Also on November 8, 1996, First Golden and DSI entered into a service agreement pursuant to which First Golden has agreed to provide DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden expects to charge DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of DSI. As of December 31, 1996, no such charges have been billed to DSI.

DISTRIBUTION AGREEMENT

  First Golden has entered into agreements with DSI to perform services related to the distribution of its products. DSI will act as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden.

EMPLOYEES

  During 1996, Golden American provided the support necessary for the incorporation and licensing of First Golden. During 1997, First Golden will have a few direct employees due to its small size and will continue to various management services from DSI, Golden American and other affiliates as described above under "Certain Agreements." The cost of these services are allocated to First Golden.

  Certain officers of First Golden are also officers of Golden American and DSI, and certain officers of First Golden are also officers of Equitable of Iowa Companies, Equitable Life Insurance Company of Iowa and/or of Equitable of Iowa Securities Network, Inc. See "Directors and Executive Officers."

PROPERTIES

  First Golden's principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased for a 5-year term.

DIRECTORS AND EXECUTIVE OFFICERS

NAME                         (AGE)         POSITIONS(S) WITH THE COMPANY
----                         -----         -----------------------------
Terry L. Kendall............  (50) Chairman, President, Chief Executive Officer
                                   and Director
Myles R. Tashman............  (54) Executive Vice President, General Counsel,
                                   Secretary and Director
Barnett Chernow.............  (47) Executive Vice President, Director
Edward C. Wilson............  (56) Executive Vice President
Carol V. Coleman............  (47) Director
Stephen J. Friedman.........  (59) Director
Frederick S. Hubbell........  (46) Director
Bernard Levitt..............  (71) Director
Roger R. Martin.............  (65) Director
Andrew Kalinowski...........  (52) Director
David L. Jacobson...........  (47) Senior Vice President and Assistant Secretary
Stephen J. Preston..........  (39) Senior Vice President and Chief Actuary
Mary B. Wilkinson...........  (40) Senior Vice President and Treasurer
                                   (Chief Financial Officer)
Marilyn Talman..............  (50) Vice President, Associate Counsel and
                                   Assistant Secretary

  Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors are directors of insurance company subsidiaries of First Golden's ultimate parent, Equitable of Iowa Companies.

  The principal positions of First Golden's directors and senior executive officers for the past five years are listed below:

  Mr. Terry L. Kendall is President, Chief Executive Officer and Chairman of the Board of the First Golden American Life Insurance Company of New York. Since September, 1993, Mr. Kendall has also served as President and Chief Executive Officer of Golden American Life Insurance Company. From September, 1993 through September, 1996, Mr. Kendall also served as Chairman of the Board of Golden American Life Insurance Company. From 1982 through June 1993, he was President and Chief Executive Officer of United Pacific Life Insurance Company. He was elected to serve as director of First Golden in June, 1996.

  Mr. Myles R. Tashman is Executive Vice President, General Counsel, Secretary and Director of First Golden American Life Insurance Company of New York. Since December, 1995, Mr. Tashman has also served as Executive Vice President of Golden American Life Insurance Company. From 1986 through 1993, he was Senior Vice President and General Counsel of United Pacific Life Insurance Company. He was elected to serve as a director of First Golden in June, 1996.

  Mr. Barnett Chernow is Executive Vice President and Director of First Golden American Life Insurance Company of New York. Since 1996, Mr. Chernow has also served as Executive Vice President of Golden American Life Insurance Company. From 1977 through 1993, he held various positions with Reliance Insurance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993. He was elected to serve as a director of First Golden in June, 1996.

  Mr. Edward C. Wilson is Executive Vice President of First Golden American Life Insurance Company. Since January, 1997, Mr. Wilson has also served as President of Directed Services, Inc. Since January, 1996,

Mr. Wilson has also served as Executive Vice President of Golden American Life Insurance Company. From August, 1994 to December, 1995, he was Senior Managing Director at Van Eck Global Investors. From July, 1990 to August, 1994, he was Vice President and National Sales Manager at Keyport Life Insurance Company.

  Ms. Carol V. Coleman is a Director of First Golden, having been first appointed in December, 1996. She is a financial recruiter with Vantage Staffing since 1994. From 1991 through 1993, she was a consultant with Executive Edge. She also served as a Chair of the Board for Typa Youth Program Association from 1988 through 1990. Prior to that, she held various executive and board positions with banking institutions.

  Mr. Stephen J. Friedman is a Director of First Golden, having been first appointed in June, 1996. Mr. Friedman is a partner of the law firm of Debevoise & Plimpton in New York, NY since 1993. From 1988 through 1993, he was Executive Vice President and General Counsel to Equitable Life Assurance Society of the United States.

  Mr. Frederick S. Hubbell is a Director of First Golden, having been first appointed in December, 1996. Mr. Hubbell is Chairman, President and Chief Executive Officer of Equitable of Iowa since 1991. He also has served as Chairman and President of Equitable Life Insurance Company of Iowa since 1987. He serves in a similar capacity for most Equitable of Iowa affiliate companies.

  Mr. Bernard Levitt is a Director of First Golden, having been first appointed in June, 1996. Until his retirement in 1990, Mr. Levitt was a life insurance consultant with American Life Insurance Company of New York, since 1989.

  Mr. Roger R. Martin is a Director of First Golden, having been first appointed in June, 1996. Until his retirement in July, 1995, Mr. Martin was a Vice President with Bear Sterns since 1984.

  Mr. Andrew Kalinowski is a Director of First Golden, having been first appointed in June, 1996. Mr. Kalinowski is a Principal and the President of Upstate Special Risk Services, Incorporated since 1974. He is also a Principal, the Chief Marketing Officer and Vice President of LifeMark Securities Corporation since 1983, a Principal, Vice President and Secretary of LifeMark Associates, Incorporated since 1993, and a Principal and Director of LIFE Incorporated.

  Mr. David L. Jacobson is Senior Vice President and Assistant Secretary of First Golden American Life Insurance Company. Since November, 1993, Mr. Jacobson has also served as Senior Vice President and Assistant Secretary of Golden American Life Insurance Company. Since September, 1996, Mr. Jacobson has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa and as Vice President of Equitable of Iowa Securities Network, Inc. From April, 1974 through November, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

  Mr. Stephen J. Preston is Senior Vice President and Chief Actuary of First Golden American Life Insurance Company. Since December, 1993, Mr. Preston has served in an identical capacity with Golden American Life Insurance Company. From September, 1993 through November, 1993, he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July, 1987 through August, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.

  Ms. Mary Bea Wilkinson is Senior Vice President and Treasurer of First Golden American Life Insurance Company. From November, 1993 through 1996, Ms. Wilkinson served as Senior Vice President, Assistant Secretary and Treasurer of Golden American Life Insurance Company. From August, 1993 through October, 1993, she was an Assistant Vice President with CIGNA Insurance Companies. From January, 1987 through July, 1993, she held various positions with United Pacific Life Insurance Company and was Vice President and Controller upon leaving.

  Ms. Marilyn Talman is Vice President, Associate General Counsel and Assistant Secretary of First Golden American Life Insurance Company of New York. Since April, 1996, Ms. Talman has also served as Vice President, Associate General Counsel and Assistant Secretary for Golden American Life Insurance Company.

Since September, 1996, Ms. Talman has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa and as Vice President of Equitable of Iowa Securities Network, Inc. From March, 1992 through March, 1994, she held various positions with Rodney Square Management Corp. and was Vice President and General Counsel upon leaving. From June, 1989 through February, 1992, she was an Associate with the law firm of Ballard, Spahr, Andrews & Ingersoll for Golden American Life Insurance Company. From March, 1992 through March, 1994, she held various positions with Rodney Square Management Corp. and was Vice President and General Counsel upon leaving. From June, 1989 through February, 1992, she was an Associate with the law firm of Ballard, Spahr, Andrews & Ingersoll.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

  The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

  This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, FIRST GOLDEN MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF FIRST GOLDEN

  First Golden is taxed as a life insurance company under the Code. Since the operations of Account NY-B are a part of, and are taxed with, the operations of First Golden, Account NY-B is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of Account NY-B are not taxed to First Golden to the extent they are applied under a Contract. First Golden does not anticipate that it will incur any federal income tax liability in Account NY-B attributable to Contract obligations, and therefore First Golden does not intend to make provision for any such taxes. If First Golden is taxed on investment income or capital gains of Account NY-B, then First Golden may impose a charge against Account NY-B, as appropriate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES

 TAX DEFERRAL DURING ACCUMULATION PERIOD

  Under existing provisions of the Code, except as described below, any increase in an Owner's Accumulation Value is generally not taxable to the Owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribution. However, this rule allowing deferral applies only if (1) the investments of Account NY-B are "adequately diversified" in accordance with Treasury Department regulations, (2) First Golden, rather than the Owner, is considered the owner of the assets of Account NY-B for federal income tax purposes, and (3) the Contract is owned by an individual (or is treated as owned by an individual). In addition to the foregoing, if the Contract's annuity commencement date occurs at a time when the Annuitant is at an advanced age, such as over age 85, it is possible that the Owner will be taxable currently on the annual increase in the Accumulation Value.

  Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Divisions of Account NY-B, are to be "adequately diversified." If a Division of Account NY-B failed to comply with these diversification standards, Contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversification. First Golden expects that the Divisions of Account NY-B will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account NY-B, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of all or a portion of the assets of Account NY-B.

  Furthermore, under the Contract, the Owner may choose to invest in the Select Portfolios of Concert Series, which in turn invest in regulated investment companies which are available for investment to the general public ("fund of funds structure"). Section 817 of the Code and the Treasury Regulations thereunder do not currently address variable contract diversification in the context of such a fund of funds structure. Furthermore, in consideration of this structure, it is unknown what level of investment management must be exercised by the managers of the Portfolios of the Investment Options and what amount of investment diversification of these portfolios is required in order to preclude the existence of an unacceptable level of owner control. As discussed above, if the Owner is deemed to possess too much control over the assets of the Separate Account, the Contract would not be given tax-deferred treatment and therefore the earnings allocable to the Contract would be subject to federal income tax prior to receipt by the Owner.

  First Golden does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. First Golden therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of Account NY-B. However, there is no assurance that such efforts would be successful. Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated an Owner of this Contract as the owner of Account NY-B, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an Owner might retroactively be determined to be the owner of the assets of Account NY-B.

  Non-Natural Owner. As a general rule, Contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for non-natural owners. First, Contracts will generally be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal Owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

  In addition, exceptions to the general rule for non-natural Owners will apply with respect to (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Contracts issued in connection with qualified retirement plans, (3) certain Contracts purchased by employers upon the termination of certain qualified retirement plans, (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

 TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS

  In the case of a partial withdrawal prior to the annuity commencement date, amounts received generally are includible in income to the extent the Owner's Accumulation Value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the cash surrender value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the premium payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.

  In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the annuity commencement date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.

  The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. As described elsewhere in this prospectus, First Golden imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.

 TAXATION OF ANNUITY PAYMENTS

  Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the contract allocated to the variable annuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).

  Once the total amount of the investment in the contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Annuitant or Beneficiary (depending upon the circumstances).

 TAXATION OF DEATH BENEFIT PROCEEDS

  Prior to the annuity commencement date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the annuity commencement date, where a guaranteed period exists under an annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

  If certain amounts become payable in a lump sum from a Contract, such as the death benefit, it is possible that such amounts might be viewed as constructively received and thus subject to tax, even though not actually received. A lump sum will not be constructively received if it is applied under an annuity option within 60 days after the date on which it becomes payable. (Any annuity option selected must comply with applicable mimimum distribution requirements imposed by the Code.)

 ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS

  Other than in the case of Contracts issued as IRAs or in connection with certain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the Contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

 SECTION 1035 EXCHANGES

  Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Also, there are additional tax considerations involved when the contracts are issued in connection with qualified retirement plans. Prospective Owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).

 PENALTY TAX ON PREMATURE DISTRIBUTIONS

  Where a Contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the taxable amount of any payment from the Contract unless the payment is: (a) received on or after the Owner reaches age 59 1/2; (b) attributable to the Owner's becoming disabled (as defined in the tax law); (c) made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law), or (e) made under a Contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this exception). In addition, if withdrawals are of interest amounts only, as is the case with systematic partial withdrawals from a Fixed Allocation, exception (d) will not apply.

 AGGREGATION OF CONTRACTS

  In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a Contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity commencement date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS IN GENERAL

  In addition to issuing the Contracts as non-qualified annuities, First Golden also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") First Golden may also issue the Contracts in connection with certain other types of qualified retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both surrenders and annuity payments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of Contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.

  When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, First Golden is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless First Golden consents.

INDIVIDUAL RETIREMENT ANNUITIES

  As indicated above, First Golden currently issues the Contract as an IRA. If the Contract is used for this purpose, the Owner must be the Annuitant.

  Premium Payments. Both the premium payments that may be paid, and the tax deduction that an individual may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the individual's earned income for the year. Also, with respect to an individual who has less income than his or her spouse, premium payments may be made by that individual to an IRA to the extent of the lesser of (1) $2,000, or (2) the sum of (i) the compensation includible in the gross income of the individual's spouse for the taxable year and (ii) the compensation includible in the gross income of the individual's spouse for the taxable year reduced by the amount allowed as a deduction for IRA contributions to such spouse. An excise tax is imposed on IRA contributions that exceed the law's limits.

  The deductible amount of the premium payments made for an IRA for any taxable year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. A single person who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross income between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

  In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

  Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Accumulation Value of the Contract are not taxed.

  IRAs and individual retirement accounts (that may invest in this Contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that an enhanced death benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not be viewed as satisfying the requirements of an IRA and would not be a permissible investment for an individual retirement account.

  Taxation of Distributions and Rollovers. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible premium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non-qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn generally equals the distribution multiplied by the ratio of the investment in the contract to the Accumulation Value.

  In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from qualified retirement plans, individual retirement accounts, and IRAs may be rolled over.

  Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the Owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

 OTHER TYPES OF QUALIFIED RETIREMENT PLANS

  The following sections describe tax considerations of Contracts used in connection with various types of qualified retirement plans other than IRAs. First Golden does not currently offer all of the types of qualified retirement plans described and may not offer them in the future. Prospective purchasers of Contracts for use in connection with such qualified retirement plans should therefore contact First Golden's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.

  Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the Contract's enhanced death benefit for purposes of certain tax rules governing IRAs (which would include SEP-IRAs). Employers intending to use the contract in connection with such plans should seek competent advice.

  SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's enhanced death benefit for purposes of certain tax rules governing IRAs (which would include SIMPLE IRAs). Employers intending to use the contract in connection with a SIMPLE retirement account should seek competent advice.

  Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

  Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of premium payments and other tax consequences associated with such contracts. In particular, purchasers and their advisors should consider that this Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to employees. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Annuity Contract.

  Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent First Golden is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issuer of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

  Eligible Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

 DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS."

  In the case of an annuity contract used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made not less frequently than annually for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).

  Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this Contract when issued as an IRA).

  If this Contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the Owner will receive a notice (from the plan administrator or First Golden) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

  First Golden will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies First Golden at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, First Golden may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the annuity commencement date) is 10%. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                              FINANCIAL STATEMENTS

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                 DECEMBER 17, 1996 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1996
                      WITH REPORT OF INDEPENDENT AUDITORS

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS

    DECEMBER 17, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1996

                                    CONTENTS

                                                                            PAGE
                                                                            ----
Report of Independent Auditors.............................................  51
Audited Financial Statements
Balance Sheet..............................................................  52
Statement of Income........................................................  53
Statement of Changes in Stockholder's Equity...............................  54
Statement of Cash Flows....................................................  55
Notes to Financial Statements..............................................  56

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
First Golden American Life Insurance Company of New York

  We have audited the accompanying balance sheet of First Golden American Life Insurance Company of New York (wholly owned by Golden American Life Insurance Company) as of December 31, 1996 and the related statements of income, changes in stockholder's equity, and cash flows for the period from December 17, 1996 (commencement of operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golden American Life Insurance Company of New York at December 31, 1996, and the results of its operations and its cash flows for the period from December 17, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /S/ Ernst & Young LLP

Des Moines, Iowa
January 24, 1997

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEET

                               DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

ASSETS
Investments:
 Fixed maturities available for sale, at fair value (cost--$24,373).. $24,220
 Short-term investments..............................................     350
                                                                      -------
Total investments....................................................  24,570
Cash and cash equivalents............................................       5
Accrued investment income............................................     338
Deferred income tax benefit..........................................      54
                                                                      -------
Total assets......................................................... $24,967
                                                                      =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Other liabilities................................................... $     1
 Income taxes payable................................................      23
                                                                      -------
Total liabilities....................................................      24
Commitments and contingencies
STOCKHOLDER'S EQUITY
Preferred stock, par value $5,000 per share, authorized 6,000
 shares..............................................................      --
Common stock, par value $10 per share, authorized, issued, and
 outstanding 200,000 shares..........................................   2,000
Additional paid-in capital...........................................  23,000
Unrealized depreciation of fixed maturities..........................     (99)
Retained earnings....................................................      42
                                                                      -------
Total stockholder's equity...........................................  24,943
                                                                      -------
Total liabilities and stockholder's equity........................... $24,967
                                                                      =======


                            See accompanying notes.

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                              STATEMENT OF INCOME

            PERIOD FROM DECEMBER 17, 1996* THROUGH DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

REVENUES
Net investment income (net of expenses of $1).............................. $65
                                                                            ---
Total revenues.............................................................  65
Income taxes...............................................................  23
                                                                            ---
Net income................................................................. $42
                                                                            ===

-----------------------
* Commencement of operations



                            See accompanying notes.

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

            PERIOD FROM DECEMBER 17, 1996* THROUGH DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                              UNREALIZED
                                  ADDITIONAL DEPRECIATION              TOTAL
                           COMMON  PAID-IN     OF FIXED   RETAINED STOCKHOLDER'S
                           STOCK   CAPITAL    MATURITIES  EARNINGS    EQUITY
                           ------ ---------- ------------ -------- -------------
Capitalization of Company
 by issuance of common
 stock and contribution
 of paid-in capital......  $2,000  $23,000                            $25,000
Net income...............      --       --                  $42            42
Change in unrealized
 depreciation of fixed
 maturities..............      --       --       $(99)       --           (99)
                           ------  -------       ----       ---       -------
Balance at December 31,
 1996....................  $2,000  $23,000       $(99)      $42       $24,943
                           ======  =======       ====       ===       =======

-----------------------
* Commencement of operations



                            See accompanying notes.

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENT OF CASH FLOWS

            PERIOD FROM DECEMBER 17, 1996* THROUGH DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

OPERATING ACTIVITIES
Net income.......................................................... $     42
Adjustments to reconcile net income to net cash provided by operat-
 ing activities:
 Increase in accrued investment income..............................      (58)
 Net amortization of discount on short-term investments.............       (7)
 Increase in income taxes payable...................................       23
 Increase in other liabilities......................................        1
                                                                     --------
Net cash provided by operating activities...........................        1
INVESTING ACTIVITIES
Purchases of fixed maturities including accrued interest............  (24,653)
Purchases of short-term investments.................................  (25,598)
Sales of short-term investments.....................................   25,255
                                                                     --------
Net cash used in investing activities...............................  (24,996)
FINANCING ACTIVITIES
Capitalization of Company by issuance of common stock and contribu-
 tion of paid-in capital............................................   25,000
                                                                     --------
Net cash provided by financing activities...........................   25,000
                                                                     --------
Net increase in cash and cash equivalents...........................        5
Cash and cash equivalents at beginning of period....................       --
                                                                     --------
Cash and cash equivalents at end of period.......................... $      5
                                                                     ========

-----------------------
* Commencement of operations


                            See accompanying notes.

           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Organization

  First Golden American Life Insurance Company of New York ("First Golden" or the "Company") a wholly-owned subsidiary of Golden American Life Insurance Company ("Golden American" or the "Parent"), was incorporated on May 24, 1996. Golden American is a wholly-owned indirect subsidiary of Equitable of Iowa Companies. On December 17, 1996, Golden American provided capitalization in the amount of $25,000,000 to First Golden (see note 5). First Golden commenced investment operations on December 17, 1996. First Golden's primary purpose will be to offer insurance products in the State of New York. On January 2, 1997, First Golden became licensed as a life insurance company in the State of New York and is currently pursuing policy approvals.

Use of Estimates

  The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

  The Company accounts for its investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Pursuant to SFAS No. 115, fixed maturity securities are designated as either "available for sale", "held for investment" or "trading". Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity after adjustment for related changes in deferred income taxes.

  At December 31, 1996, all of the Company's fixed maturity securities are designated as available for sale although the Company is not precluded from designating fixed maturity securities as held for investment or trading at some future date. Securities that the company has the positive intent and ability to hold to maturity are designated as "held for investment". Held for investment securities are reported at cost adjusted for amortization of premiums and discounts.

  Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Sales of securities designated as held for investment are severely restricted by SFAS No. 115. Securities that are bought and held principally for the purpose of selling them in the near term are designated as trading securities. Unrealized gains and losses on trading securities are included in current earnings. Transfers of securities between categories are restricted and are recorded at fair value at the time of the transfer. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's statement of income. Premiums and discounts are amortized/accrued utilizing the scientific interest method which results in a constant yield over the securities' expected life. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected life.

  Short-term investments are carried at cost, adjusted for amortization of premiums and accrual of discounts.

  Estimated fair values, as reported herein, of publicly-traded fixed maturity securities are as reported by an independent pricing service. Fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third-party pricing system, which uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private

           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                               DECEMBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments (continued)

placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

Cash and Cash Equivalents

  For purposes of the statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

Deferred Income Taxes

  Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro-forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statement of Income are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

Fair Value of Financial Instruments

  First Golden has evaluated its financial instruments, including short-term investments, and determined that carrying amounts reported in the balance sheet approximate fair value.

2. INVESTMENT OPERATIONS

  The Company accounts for its investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". SFAS No. 115 requires companies to classify their securities as either "available for sale", "held to maturity" or "trading". At December 31, 1996, all of First Golden's fixed maturities are designated as available for sale.

  SFAS No. 115 requires the carrying value of fixed maturity securities classified as available for sale to be adjusted for changes in fair value, primarily caused by interest rates. While other related accounts are adjusted as discussed in Note 1, the insurance liabilities supported by these securities are not adjusted under SFAS No. 115, thereby creating volatility in stockholder's equity as interest rates change. As a result, the Company expects that its stockholder's equity will be exposed to incremental volatility due to changes in market interest rates and the accompanying changes in the reported value of securities classified as available for sale, with equity increasing as market interest rates decline and, conversely, decreasing as market interest rates rise.

  For the period December 17, 1996 through December 31, 1996, there were no realized gains or losses on investments.

  The major categories of investment income for the period December 17, 1996 through December 31, 1996 are summarized as follows (dollars in thousands):

               Fixed maturities........... $57
               Short-term investments.....   9
                                           ---
                                            66
               Less investment expenses...  (1)
                                           ---
               Net investment income...... $65
                                           ===

           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                               DECEMBER 31, 1996

2. INVESTMENT OPERATIONS (CONTINUED)

  At December 31, 1996, amortized cost, gross unrealized gains and losses and estimated fair value of the Company's fixed maturity securities designated as available for sale are as follows:

                                                 GROSS      GROSS    ESTIMATED
                                     AMORTIZED UNREALIZED UNREALIZED   FAIR
                                       COST      GAINS      LOSSES     VALUE
                                     --------- ---------- ---------- ---------
                                              (DOLLARS IN THOUSANDS)
   U.S. government and governmental
    agencies and authorities:
     Mortgage-backed securities....   $ 4,870     $ 1       $ (36)    $ 4,835
     Other.........................       396      --          (2)        394
   Public utilities................       983      --          (5)        978
   Investment grade corporates.....    16,046      --        (120)     15,926
   Below investment grade
    corporates.....................     2,078      15          (6)      2,087
                                      -------     ---       -----     -------
                                      $24,373     $16       $(169)    $24,220
                                      =======     ===       =====     =======

  The amortized cost and estimated fair value of fixed maturity securities by contractual maturity at December 31, 1996, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  ESTIMATED FAIR
                                                   AMORTIZED COST     VALUE
                                                   -------------- --------------
                                                      (DOLLARS IN THOUSANDS)
   Due after one year through five years..........    $   919        $   912
   Due after five years through ten years.........     18,584         18,473
                                                      -------        -------
                                                       19,503         19,385
   Mortgage-backed securities.....................      4,870          4,835
                                                      -------        -------
                                                      $24,373        $24,220
                                                      =======        =======

  During periods of significant interest rate volatility, the mortgages underlying mortgage-backed securities may prepay more quickly or more slowly than anticipated. If the principal amount of such mortgages are prepaid earlier than anticipated during periods of declining interest rates, investment income may decline due to reinvestment of these funds at lower current market rates. If principal repayments are slower than anticipated during periods of rising interest rates, increases in investment yield may lag behind increases in interest rates because funds will remain invested at lower historical rates rather than reinvested at higher current rates. To mitigate this prepayment volatility, the Company invests primarily in intermediate tranche collateralized mortgage obligations ("CMOs"). CMOs are pools of mortgages that are segregated into sections, or tranches, which provide sequential retirement of bonds rather than a pro-rata share of principal return in the pass-through structure. The Company owns no "interest only" or "principal only" mortgage-backed securities. Further, the Company has not purchased obligations at significant premiums, thereby limiting exposure to loss during periods of accelerated prepayments. At December 31, 1996, unamortized premiums on mortgage-backed securities totaled $18,000 and unaccrued discounts on mortgage-backed securities totaled $43,000.

  The Company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of its investments has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1996, there were no investments having impairments in value that were other than temporary.

           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                               DECEMBER 31, 1996
2. INVESTMENT OPERATIONS (CONTINUED)

  At December 31, 1996, $400,000 in par value of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

  No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1996.

3. INCOME TAXES

  First Golden will file a separate federal income tax return. Deferred income taxes have been established based upon temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. The only component of First Golden's deferred taxes is an asset in the amount of $54,000 related to the unrealized depreciation of fixed maturities.

4. STOCKHOLDER'S EQUITY

  First Golden is required to maintain a minimum total statutory-basis capital and surplus of not less than $4,000,000 under the provisions of the insurance laws of the State of New York in which it became licensed to sell variable annuity products on January 2, 1997.

  Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholders unless a notice of its intention to declare a dividend and the amount of the dividend has been filed not less than thirty days in advance of the proposed declaration. The superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing should the superintendent find that the financial condition of the Company does not warrant the distribution.

5. RELATED PARTY TRANSACTIONS

  On December 17, 1996, Golden American contributed $25,000,000 to First Golden, $2,000,000 in common stock (200,000 shares at $10 per share) and $23,000,000 of additional capital.

  All expenses related to the incorporation and licensing of First Golden were incurred by its Parent.

  The Company has a service agreement with Golden American in which Golden American will provide administrative and financial related services. As of December 31, 1996, no services had been rendered.

6. COMMITMENTS AND CONTINGENCIES

Leases

  The Company leases its home office space which expires December 31, 2001. The office space is currently under construction with an expected completion date of February, 1997. As a result, no rent expense was incurred for the year ended December 31, 1996. At December 31, 1996, minimum rental payments due under the operating lease are:

               1997.................. $ 47,348
               1998..................   75,756
               1999..................   75,756
               2000..................   75,756
               2001..................   75,756
                                      --------
                                      $350,372
                                      ========

                      STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ITEM                                                                       PAGE
INTRODUCTION..............................................................   1
Description of First Golden American Life Insurance Company of New York...   1
Safekeeping of Assets.....................................................   1
The Administrator.........................................................   1
Independent Auditors......................................................   2
Distribution of Contracts.................................................   2
Performance Information...................................................   2
IRA Partial Withdrawal Option.............................................   7
Other Information.........................................................   8
Financial Statements of Separate Account NY-B.............................   8
Appendix--Description of Bond Ratings..................................... A-1

  PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE
STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER, THE ADDRESS IS SHOWN ON THE COVER.
 ...............................................................................

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NY-B

                             PLEASE PRINT OR TYPE

                     _____________________________________
                                     NAME:

                     _____________________________________
                            SOCIAL SECURITY NUMBER:

                     _____________________________________
                                STREET ADDRESS:

                     _____________________________________
                               CITY, STATE, ZIP:

PE-1-NY
 ...............................................................................

_____________
_____________
_____________

              Equitable Life Insurance Company of Iowa
              Variable Annuity Administration
              P.O. Box 9271
              Des Moines, Iowa 50306-9271

Please send me, at no charge, the Statement of Additional Information dated February 3, 1997, for the Individual Flexible Purchase Payment Deferred Variable and Fixed Annuity Contracts issued by Equitable Life Insurance Company of Iowa Separate Account A and Equitable Life Insurance Company of Iowa.

(Please print or type and fill in all information)
_______________________________________________________________________________
Name
_______________________________________________________________________________
Address
_______________________________________________________________________________
City                State         Zip Code
Form #PE-1                                                                 1/97

                                  APPENDIX A

                       MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1: FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

  Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.50%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

  1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230 ($100,000 X 1.075/3/)
  2. N = 2,555 (365 X 7)
  3. Market Value Adjustment = $124,230 X [(1.07  ) /(2,555/365)/  ] = $9,700
                                          [(------)                ]
                                          [(1.0825)              -1]

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700).

EXAMPLE #2: FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

  Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

  1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230 ($100,000 X 1.075)
  2. N = 2,555 (365 X 7)
  3. Market Value Adjustment = $124,230 X [(1.07  ) /(2,555/365)/  ] = $6,270
                                          [(------)                ]
                                          [(1.0625)              -1]

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270).

EXAMPLE #3: PARTIAL WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT

  Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a partial withdrawal of $114,530 is requested three years into the Guarantee period; that the then Index Rate ("J") for a seven year Guarantee Period is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

  1. The Accumulation Value of the Fixed Allocation on the date of withdrawal is $248,459 ($200,000 X 1.075)
  2. N = 2,555 (365 X 7)
  3. Amount that must be withdrawn = [$114,530/(1.07  ) /2,555/365/] = $124,230
                                     [         (------)            ]
                                     [         (1.0825)            ]

  Then calculate the Market Value Adjustment on that amount

  4. Market Value Adjustment = $124,230 X [(1.07  ) /(2,555/365)/  ] = $9,700
                                          [(------)                ]
                                          [(1.0825)              -1]

                                      A1

  Therefore, the amount of the partial withdrawal paid to you is $114,530, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Allocation of $124,230.

EXAMPLE #4: PARTIAL WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT

  Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate of 7.0%; that a partial withdrawal of $130,500 requested three years into the Guarantee Period; that the then Index Rate ("J") for a seven year Guarantee Period is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

  1. The Accumulation Value of Fixed Allocation on the date of surrender is $248,459 ($200,000 X 1.075)
  2. N = 2,555 (365 X 7)

  3. Amount that must be withdrawn = [ $130,500/ (1.07  ) /2,555/365/ ] = $124,230
                                     [           (------)             ]
                                     [           (1.0625)             ]

  Then calculate the Market Value Adjustment on that amount

  4. Market Value Adjustment = $124,230 X [(1.07  ) /2,555/365/   ] = $6,270
                                          [(------)               ]
                                          [(1.0625)             -1]

  Therefore, the amount of the partial withdrawal paid to you is $130,500, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Allocation of $124,230.

                                      A2

                           EQUI-SELECT SERIES TRUST
                               699 WALNUT STREET
                            DES MOINES, IOWA 50309
                               ----------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies"). This Prospectus contains information pertaining to the Research Portfolio, Total Return Portfolio and OTC Portfolio which are the only Portfolios of the Trust offered under the Variable Contracts described in the accompanying Variable Contract Prospectus.

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated April 1, 1996, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 648-6810 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.
                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              ACRIMINAL OFFENSE.
                  PROSPECTUS DATED APRIL 1, 1996, AS AMENDED

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Trust................................................................   1
  Investment Adviser and Sub-Adviser.......................................   1
  The Portfolios...........................................................   1
  Investment Risks.........................................................   2
  Sales and Redemptions....................................................   2
FINANCIAL HIGHLIGHTS.......................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   5
  OTC Portfolio............................................................   5
  Research Portfolio.......................................................   7
  Total Return Portfolio...................................................   9
MANAGEMENT OF THE TRUST....................................................  11
  Investment Adviser.......................................................  11
  Advisory Fee Waiver and Expense Cap......................................  12
  Expenses of the Trust....................................................  12
  Sub-Adviser..............................................................  12
SALES AND REDEMPTIONS......................................................  13
NET ASSET VALUE............................................................  14
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  14
ADDITIONAL INFORMATION.....................................................  15
APPENDIX................................................................... A-1

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. Only shares of the Research, Total Return and OTC Portfolios are offered herein. (The Research, Total Return and OTC Portfolios may be referred to herein as "the Portfolios".)

INVESTMENT ADVISER AND SUB-ADVISER

  Subject to the authority of the Board of Trustees of the Trust, Equitable Investment Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Massachusetts Financial Services Company as a Sub-Adviser to make investment decisions and place orders for the Portfolios. For additional information concerning the Adviser and the Sub-Adviser, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 10% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs")); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The investment objectives of the Portfolios are not fundamental and may be changed without the approval of a majority of the outstanding shares of a Portfolio. Investment policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the SAI are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS
                           EQUI-SELECT SERIES TRUST

  The following tables include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the Research, Total Return and OTC Portfolios at December 31, 1995. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31, 1995 and 1994, and for each of the two years in the period ended December 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated by reference herein. Such Financial Statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1995 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 648-6810.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OF STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                         NET REALIZED
                   NET ASSET    NET     AND UNREALIZED   TOTAL    DISTRIBUTIONS                            NET ASSET
                   VALUE AT  INVESTMENT  GAIN (LOSS)      FROM      FROM NET         NET                   VALUE AT
                   BEGINNING   INCOME         ON       INVESTMENT  INVESTMENT   CAPITAL GAINS    TOTAL        END      TOTAL
                   OF PERIOD (LOSS)(1)   INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS DISTRIBUTION OF PERIOD RETURN(2)
                   --------- ---------- -------------- ---------- ------------- ------------- ------------ --------- ---------
OTC Portfolio
 Year ended
 December 31,
 1995............   $10.36     $(0.02)      $3.07        $3.05       $(0.00)       $(1.33)       $(1.33)    $12.08     29.23%
 Period ended
 December 31,
 1994*...........    10.00       0.00        0.36         0.36        (0.00)        (0.00)        (0.00)     10.36      3.59
Research
Portfolio
 Year ended
 December 31,
 1995............     9.59       0.03        3.48         3.51        (0.03)        (0.19)        (0.22)     12.88     36.58
 Period ended
 December 31,
 1994*...........    10.00       0.09       (0.41)       (0.32)       (0.09)        (0.00)        (0.09)      9.59     (3.22)
Total Return
Portfolio
 Year ended
 December 31,
 1995............     9.76       0.21        2.19         2.40        (0.21)        (0.05)        (0.26)     11.90     24.51
 Period ended
 December 31,
 1994*...........    10.00       0.09       (0.24)       (0.15)       (0.09)        (0.00)        (0.09)      9.76     (1.47)
                                   RATIO       RATIO OF NET
                                OF OPERATING    INVESTMENT
                   NET ASSETS     EXPENSES     INCOME (LOSS) PORTFOLIO
                      END        TO AVERAGE     TO AVERAGE   TURNOVER
                   OF PERIOD  NET ASSETS(1)(3) NET ASSETS(3)  RATE(4)
                   ---------- ---------------- ------------- ---------
OTC Portfolio
 Year ended
 December 31,
 1995............  $9,054,622       1.07%          (0.22)%      111%
 Period ended
 December 31,
 1994*...........   1,695,685       0.75            0.16          6
Research
Portfolio
 Year ended
 December 31,
 1995............  16,185,802       1.12            0.58         83
 Period ended
 December 31,
 1994*...........   1,626,521       0.75            4.65         85
Total Return
Portfolio
 Year ended
 December 31,
 1995............  15,502,907       1.11            3.88         89
 Period ended
 December 31,
 1994*...........   1,298,365       0.75            4.58         45

----
(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1995 and the period ended December 31, 1994, respectively: OTC Portfolio, $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $(0.04) and 2.48%, $(0.04) and 7.48%; and Total
    Return Portfolio, $0.14 and 2.36%, $(0.06) and 8.31%.
(2) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS--OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 10% or more of its net assets in foreign securities (not including ADRs); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. (See "Portfolio Turnover" in the SAI.) The portfolio turnover rate of the Portfolio for the period ended December 31, 1995 is set forth herein under "Financial Highlights."

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by the investment research analysts in the Equity Research Group of the Sub-Adviser. The Portfolio's assets are allocated to industry groups (e.g. within the health care sector, the managed care, drug and medical supply industries). The allocation by sector and industry is determined by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the best securities for capital appreciation and future income within their assigned industry group. While the research analysts are overseen by the Sub-Adviser's Director of Equity Research, investment decisions are made by the analysts.

INVESTMENT POLICIES AND RISKS--RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. (See "Portfolio Turnover" in the SAI.) The portfolio turnover rate of the Portfolio for the period ended December 31, 1995 is set forth herein under "Financial Highlights."

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS--TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S.

government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. (See "Portfolio Turnover" in the SAI.) The portfolio turnover rate of the Portfolio for the period ended December 31, 1995 is set forth herein under "Financial Highlights."

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Equitable Investment Services, Inc., 699 Walnut Street, Des Moines, Iowa 50309 (the "Adviser"), manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

  The Adviser is an Iowa corporation which was incorporated in 1969. The Adviser is engaged in the business of providing investment advice to affiliated insurance companies.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                        ADVISORY FEE
                        (ANNUAL RATE BASED ON AVERAGE DAILY NET ASSETS
       PORTFOLIO                      OF EACH PORTFOLIO)
       ------------ ------------------------------------------------------
       OTC          .80% of first $300 million
                    .55% of average net assets over and above $300 million
       Research     .80% of first $300 million
                    .55% of average net assets over and above $300 million
       Total Return .80% of first $300 million
                    .55% of average net assets over and above $300 million

ADVISORY FEE WAIVER AND EXPENSE CAP

  The Adviser has undertaken to reimburse each Portfolio for all operating expenses, excluding management fees, that exceed.40% of each Portfolio's average daily net assets. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1995, with respect to the OTC, Research and Total Return Portfolios, the Adviser had agreed to reimburse the Trust for $171,667 for expenses in excess of the voluntary expense limitations, of which $29,666 was owed to the Trust as of December 31, 1995. For the period of January 1, 1995 through October 5, 1995, pursuant to a prior undertaking to waive advisory fees for each of the above Portfolios, the advisory fee waivers amounted to $85,832.

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISER

  In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, the Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 29, 1996. As of such date, the MFS organization managed approximately $20 billion of assets in equity securities and $20 billion of assets in fixed income securities. Approximately $3.8 billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, John R. Gardner, John D. McNeil and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and

Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke is the Director of Equity Research of MFS and oversees the selection of portfolio securities made by the investment research analysts of the Equity Research Group. Mr. Parke is a Senior Vice President--Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer at MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:

      OTC Portfolio          .40% of first $300 million
                             .25% of average net assets over and above $300
                             million
      Research Portfolio     .40% of first $300 million
                             .25% of average net assets over and above $300
                             million
      Total Return Portfolio .40% of first $300 million
                             .25% of average net assets over and above $300
                             million

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable;
(iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

  Performance information for the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the insurance company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  The Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Adviser have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                    APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless the Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Sub-Adviser to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of Common Stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the Common Stock into which the securities are convertible, while earning a higher fixed rate of return than is available in Common Stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio's Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, to the extent the Portfolios are invested in fixed income obligations, the yields of the Portfolios will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sales of their shares will, to the extent that their assets are to be invested in fixed income obligations, likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by the Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen--at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars--at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Sub-Adviser. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with lowto middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries;
(iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity Future Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

ILLIQUID SECURITIES

  Up to 10% (15% for the OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) Repurchase Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and
(6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, the Sub-Adviser may invest up to 10% of the Portfolio's assets in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. The Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB- by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.

OPTIONS ON SECURITIES

  OPTION PURCHASE. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  COVERED OPTION WRITING. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Sub-Adviser. Successful use by the Portfolio of options will depend on its Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Adviser and the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. While smaller companies generally have potential for rapid growth, investments in such companies often involve higher risks because the companies may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. Moreover, the markets for the shares of such companies typically are less liquid than those for the shares of larger companies.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, each of the Portfolios may, but is not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Portfolios will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

Smith Barney Concert Allocation Series Inc.

PROSPECTUS                                         OCTOBER 31, 1996

 388 Greenwich Street
 New York, New York 10013
 (212) 723-9218

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") offers ten professionally managed investment portfolios, five of which are offered by this Prospectus (each, a "Portfolio" and collectively, the "Select Portfolios") to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds.

 The Select High Growth Portfolio seeks capital appreciation.

 The Select Growth Portfolio seeks long-term growth of capital.

 The Select Balanced Portfolio seeks a balance of growth of capital and income.

 The Select Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

 The Select Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Select Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

 Shares of the Select Portfolios are offered ONLY to insurance company separate accounts (the "Separate Accounts"), which fund certain variable annuity and variable life insurance contracts (the "Contracts") and qualified pension and retirement plans. The Separate Accounts invest in shares of one or all of the Select Portfolios in accordance with allocation instructions received from Con-tract owners. Such allocation rights are further described in the accompanying Contract prospectus.

 Shares of each Select Portfolio are offered to Separate Accounts and qualified pension and retirement plans at their net asset value, without a sales charge, next determined after receipt of an order by an insurance company. The offering of shares of a Portfolio may be suspended from time to time and the Series reserves the right to reject any specific purchase order.

THIS PROSPECTUS, WHICH SETS FORTH CONCISE INFORMATION ABOUT THE CONCERT SERIES THAT PROSPECTIVE INVESTORS SHOULD KNOW BEFORE INVESTING, SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, ALSO REFERRED TO AS "PART B," DATED OCTOBER 31, 1996 IS HEREBY INCORPORATED BY REF-ERENCE INTO THIS PROSPECTUS AND IS AVAILABLE FROM THE CONCERT SERIES, WITHOUT CHARGE, BY WRITING TO THE CONCERT SERIES AT THE ABOVE ADDRESS OR CALLING THE TELEPHONE NUMBER LISTED ABOVE.

   This Prospectus should be read in conjunction with the prospectus for the
                                   Contracts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Smith Barney Concert Allocation Series Inc.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                               3
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES                 4
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES    4
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS          6
--------------------------------------------------
PORTFOLIO TURNOVER                               7
--------------------------------------------------
INVESTMENT RESTRICTIONS                          7
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS     7
--------------------------------------------------
VALUATION OF SHARES                             17
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              17
--------------------------------------------------
TAXES                                           17
--------------------------------------------------
PURCHASE OF SHARES                              17
--------------------------------------------------
REDEMPTION OF SHARES                            18
--------------------------------------------------
PERFORMANCE                                     18
--------------------------------------------------
MANAGEMENT OF THE CONCERT SERIES                18
--------------------------------------------------
SHARES OF THE CONCERT SERIES                    20
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------


  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Smith Barney Concert Allocation Series Inc.

PROSPECTUS SUMMARY                                             DATE

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified man-agement investment company that currently offers ten professionally managed investment portfolios. The Select High Growth Portfolio seeks to provide capi-tal appreciation. The Select Growth Portfolio seeks to provide long-term growth of capital. The Select Balanced Portfolio seeks to provide a balance of growth of capital and income. The Select Conservative Portfolio seeks to pro-vide income and, secondarily, long-term growth of capital. The Select Income Portfolio seeks to provide high current income. Each Select Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds," which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Smith Barney Mutual Funds Management Inc. ("SBMFM") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. In addition, each Select Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Select Portfolios based on their personal investment goals, risk tolerance and financial circumstanc-es. See "Investment Objectives and Management Policies."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Redemption of Shares."

MANAGEMENT OF EACH PORTFOLIO Travelers Investment Adviser, Inc. ("TIA") serves as each Select Portfolio's investment manager. TIA is an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

 SBMFM serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund). SBSA, a wholly owned subsidiary of SBMFM, serves as investment adviser to Smith Barney Pre-mium Total Return Fund. See "Management of the Concert Series."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day gener-ally will be quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income monthly on shares of the Select Income Portfolio, quar-terly on shares of the Select Conservative Portfolio and the Select Balanced Portfolio and annually on shares of the Select High Growth Portfolio and the Select Growth Portfolio. Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Tax-es."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Portfolio will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Portfolio at current net asset val-ue. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, thus each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by TIA. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Select Port-folios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Smith Barney Funds invest. For a description of the risks involved in an investment in the Select Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

Smith Barney Concert Allocation Series Inc.

WHY INVEST IN THE CONCERT SERIES



 The Select Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, and appreciate the advantages of broad diversification.

 The Concert Series will be managed so that each Portfolio can serve as a com-plete investment program or as a core part of a larger portfolio. Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is determined by TIA according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


 The Concert Series is an open-end, non-diversified, management investment company that currently offers ten managed investment portfolios. Each portfo-lio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agree-ments. Initially, each portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each of the Select Portfolios, TIA, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designate minimum and maximum percent-ages for each of the Underlying Smith Barney Funds.

 The Select High Growth Portfolio's investment objective is to seek capital appreciation. The Select Growth Portfolio's investment objective is to seek long-term growth of capital. The Select Balanced Portfolio's investment objec-tive is to seek a balance of growth of capital and income. The Select Conser-vative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Select Income Portfolio's investment objec-tive is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

Smith Barney Concert Allocation Series Inc.

 In investing in Underlying Smith Barney Funds, the Select Portfolios seek to maintain different allocations between equity funds and fixed income funds (in-cluding money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Select Portfolio:

    Equity/Fixed Income Fund Range (Percent of Each Portfolio's Net Assets)

TYPE OF FUND                   TARGET  RANGE
----------------------------------------------
Select High Growth Portfolio
 Equity                         90%   80%-100%
 Fixed Income                   10%    0%- 20%
Select Growth Portfolio
 Equity                         70%   60%- 80%
 Fixed Income                   30%   20%- 40%
Select Balanced Portfolio
 Equity                         50%   40%- 60%
 Fixed Income                   50%   40%- 60%
Select Conservative Portfolio
 Equity                         30%   20%- 40%
 Fixed Income                   70%   60%- 80%
Select Income Portfolio
 Equity                         10%    0%- 20%
 Fixed Income                   90%   80%-100%
----------------------------------------------

 The Select Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.

           Investment Range (Percent of Each Portfolio's Net Assets)

                                SELECT     SELECT    SELECT      SELECT     SELECT
                              HIGH GROWTH  GROWTH   BALANCED  CONSERVATIVE  INCOME
UNDERLYING SMITH BARNEY FUND   PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.                 10-30%      0-15%     --          --          --
Smith Barney Appreciation
Fund Inc.                         0-20%     10-30%    0-20%        --          --
Smith Barney Equity
Funds:
 Smith Barney Growth and
 Income Fund                      0-20%      0-20%    5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.                   0-20%     10-30%    0-20%        --          --
Smith Barney Funds, Inc.:
 Equity Income Portfolio           --        0-20%    5-20%       5-20%       0-15%
 Short-Term U.S. Treasury
 Securities Portfolio              --        0-15%    5-20%       5-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High Income
 Fund                             0-20%      5-20%    0-15%       0-20%       0-20%
 Smith Barney Utilities
 Fund                              --        0-20%    5-20%       5-20%       0-15%
 Smith Barney Premium
 Total Return Fund                 --         --      5-20%       5-25%       0-15%
 Smith Barney Convertible
 Fund                              --         --      5-20%       5-15%       0-15%
 Smith Barney Diversified
 Strategic Income Fund             --         --      5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Smith Barney Managed
 Growth Fund                      0-20%     10-30%    0-15%        --          --
 Smith Barney Special
 Equities Fund                   10-30%      0-15%     --          --          --
 Smith Barney Government
 Securities Fund                  0-15%      0-20%    0-20%       5-20%       5-20%
 Smith Barney Investment
 Grade Bond Fund                  0-15%      0-15%     --          --         0-15%
Smith Barney Managed
Governments Fund Inc.              --        0-15%    5-20%       5-25%       5-30%
Smith Barney Money Funds,
Inc.:
 Cash Portfolio                   0-20%      0-20%    0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.               0-10%      0-10%    0-10%        --          --
Smith Barney World Funds,
Inc.:
 International Equity
 Portfolio                       10-25%      5-20%    0-15%       0-10%       0-10%
 Emerging Markets
 Portfolio                        0-20%       --       --          --          --
 International Balanced
 Portfolio                        0-15%      0-10%    0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                        0-15%      0-15%    0-15%       0-20%       0-20%
------------------------------------------------------------------------------------

Smith Barney Concert Allocation Series Inc.

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Select Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Underlying Smith Barney Funds selected are expected in combination to be appro-priate for a Portfolio's particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable per-centage limitations set forth above, TIA will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVESTMENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by TIA. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. TIA, the investment manager of the Select Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Select Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may: invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Each of the Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as junk bonds. As a result, the Select Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Select Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typi-cally involve greater risk. Lower rated and compara-

Smith Barney Concert Allocation Series Inc.

RISK FACTORS AND SPECIAL CONSIDERATIONS (CONTINUED)            DATE

ble unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During peri-ods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these investment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Barney Fund.

 Concentration. Each Portfolio other than the Select High Growth Portfolio may invest in an Underlying Smith Barney Fund that concentrates its investments in the utilities industry. Under certain unusual circumstances, this could result in those Portfolios being indirectly concentrated in this industry. If this were to occur, the relevant Portfolios would consider whether to maintain or change their investment in that Underlying Smith Barney Fund.

 Market and Economic Factors. The Select Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Select Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER


 Each Portfolio's turnover rate is not expected to exceed 25% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) main-tain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 16% to 292% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subse-quent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

INVESTMENT RESTRICTIONS


 In addition to the investment objectives of each Portfolio, the Concert Series has adopted restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding shares. The fun-damental investment restrictions imposed by the Concert Series prohibit each Portfolio from, among other things: (i) borrowing money except from banks for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not includ-ing the amount borrowed) at the time the borrowing is made and (ii) making loans to others, except through the purchase of portfolio securities consistent with its investment objective and policies and through entering into repurchase agreements.

 Certain other investment restrictions, including fundamental restrictions as well as restrictions that may be changed without a shareholder vote, adopted by the Concert Series are described in the Statement of Additional Information. Investment restrictions of the Underlying Smith Barney Funds in which the Select Portfolios invest may be more or less restrictive than those adopted by the Concert Series.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Select Portfo-lios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

Smith Barney Concert Allocation Series Inc.

EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by invest-ing primarily in common stock of companies the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in earn-ings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. SBMFM focuses its stock selection for the Fund on a diversi-fied group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, techniques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, government regulations or other external circumstances.

 Although SBMFM anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securities of the kinds of companies in which the Fund invests may be subject to signifi-cant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of sharehold-ers' capital. The Fund attempts to achieve its investment objective by invest-ing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment oppor-tunities. Typically, the Fund invests in middle- and larger-sized companies, though it does invest in smaller companies whose securities may reasonably be expected to appreciate. The Fund's investments are spread broadly among differ-ent industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of common stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average potential for capital growth. In general, the Fund invests in securities of companies that are temporarily unpopular among investors but which SBMFM regards as pos-sessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities that are convertible into or exchangeable for such stocks, including warrants) that SBMFM believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by SBMFM. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new tech-nology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose market capitalization is under $100 million. Investing in smaller, newer issuers gen-erally involves greater risk than investing in larger, more established issuers.

 Smith Barney Managed Growth Fund, an investment portfolio of Smith Barney Investment Funds Inc., has as its investment objective long term growth of cap-ital. The Fund attempts to achieve its objective by investing primarily in undervalued or out of favor common stock and other securities, including debt securities that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in pre-ferred stocks and warrants when SBMFM perceives an opportunity for capital growth from such securities.

Smith Barney Concert Allocation Series Inc.

 The Natural Resources Fund seeks long-term capital appreciation by investing at least 65% under normal market conditions in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers that: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest prod-ucts; (2) own or produce sources of energy such as oil, natural gas, coal, ura-nium, geothermal, oil shale and biomass; (3) participate in the exploration and development, transportation, distribution and/or processing of natural resources; (4) own or control oil, gas, or other mineral leases, rights or roy-alties; (5) provide related services or supplies, such as drilling, well ser-vicing, chemicals, parts and equipment; (6) develop or participate in energy-efficient technologies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Invest-ment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Up to 35% of the Fund's assets may be invested in companies not in the natural resources area, investment grade corporate debt securities, U.S. Government securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments. The Fund may utilize up to 10% of its assets to purchase put options on securities it owns and up to an additional 10% of its assets to purchase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may write covered put and call options on securities. The Fund may enter into futures on domestic and foreign stock indexes and purchase and write related put and call options to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges.

 The Fund may invest in debt securities when SBMFM believes they will enhance the Fund's ability to achieve long-term capital appreciation. The Fund may invest in fixed-income securities that are rated as low as B by Moody's Invest-ors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P") or if unrated, are deemed by SBMFM to be of comparable quality.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of the Fund's investment manager, which may be based on, among other things, consideration of the political stability and economic outlook of these countries or regions.

 The Equity Income Portfolio, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obligations (such as U.S. gov-ernment obligations, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the Fund's custodian) and may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by SBMFM, the Fund's adviser. In the selection of common stock investments, empha-sis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Fund may make invest-ments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depository Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Growth and Income Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth and income by investing in income producing equity securities, including dividend-paying common stocks, securi-ties that are convertible into common stocks and warrants. Consistent with data used in developing and maintaining quantitative investment criteria developed by SBMFM to evaluate investment decisions, the Fund expects to invest primarily in domestic companies of varying sizes, generally with capitalizations exceed-ing $250 million in a wide range of industries. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts. Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in equity securities. The Fund may invest the remainder of its assets in high grade money market instruments in order to develop income, as well as in corporate bonds and mortgage related securities that are rated investment grade or are deemed by SBMFM to be of com-parable quality and in U.S. government securities.

Smith Barney Concert Allocation Series Inc.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-pay-ing common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain and Japan. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), not-withstanding that the Fund may not anticipate that such securities will experi-ence substantial capital appreciation. The Fund also may invest in debt securi-ties issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for invest-ment purposes, which involves certain risk considerations.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities, including the money market fund in which each Port-folio may invest and which may serve as the cash reserve portion of each Port-folio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, SBMFM may con-sider potential for growth as one factor, among others, in selecting invest-ments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, deben-

Smith Barney Concert Allocation Series Inc.

tures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that SBMFM deems of comparable quality. However, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securi-ties with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substan-tially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when SBMFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securi-ties: corporate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. government securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rat-ed, issued by a corporation having an outstanding debt issue rated Aa or bet-ter by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding com-mon stocks and warrants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks high current return by investing in obli-gations of, or guaranteed by, the U.S. government, its agencies or instrumen-talities ("U.S. government securities") (including, without limitation, Trea-sury bills and bonds, mortgage participation certificates issued by the Fed-eral Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its port-folio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a tempo-rary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. government securities (including futures con-tracts and options thereon and options relating to U.S. government securi-
ties).

 The Short-Term U.S. Treasury Securities Portfolio, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. gov-ernment. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approx-imately three years. Pending direct investment in U.S. Treasury debt securi-ties, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mortgage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest

Smith Barney Concert Allocation Series Inc.

up to 5% of its net assets in U.S. government securities for which the princi-pal repayment at maturity, while paid in U.S. dollars, is determined by refer-ence to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by Greenwich Street Advisors (a division of SBMFM) based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securi-ties among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States govern-ment; mortgage-related securities issued by various governmental and non-gov-ernmental entities; domestic and foreign corporate securities; and foreign gov-ernment securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by Greenwich Street Advisors. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by Greenwich Street Advisors to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc., the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of the investment adviser.

 Under normal circumstances the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality by the investment adviser.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that the investment adviser believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Den-mark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zea-land, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Ger-many. Investments may be made from time to time in government securities, including loan assignments and loan participations, of less developed coun-tries. Such countries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Phil-ippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Countries may be added or deleted from this list as economic and political conditions warrant. Historical experience indicates that markets of less developed countries have been more volatile than the markets of the mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. The invest-ment adviser does not intend to invest more than 10% of the Fund's total assets in government securities of less developed countries and will not invest more than 5% of its assets in the government securities of any one such country.

Smith Barney Concert Allocation Series Inc.

Such investments may be unrated or rated below investment grade or may be in default. Under normal market conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Fitch Investors Services, L.P., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 5), each of the following Underlying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income secu-rities and warrants or call options that together resemble convertible securi-ties ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by SBMFM to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

 The Smith Barney Utilities Fund, an investment portfolio of Smith Barney Income Funds, seeks current income by investing in equity and debt securities of companies in the utility industry. Long-term capital appreciation is a sec-ondary objective of the Fund. The utility industries are deemed to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regu-lated by governmental agencies as utilities that provide communication facili-ties for the public benefit, but not including those in public broadcasting. The Fund will invest primarily in utility equity and debt securities that have a high expected rate of return as determined by SBMFM. Under normal market con-ditions, the Fund will invest at least 65% of its assets in such securities. The Fund may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Fund's investment objectives. The Fund will invest in investment grade debt securities, but may invest up to 10% of its assets in securities rated BB or B by S&P or Ba or B by Moody's whenever SBMFM believes that the incremental yield on such securities is advantageous to the Fund in comparison to the additional risk involved.

Smith Barney Concert Allocation Series Inc.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal mar-ket conditions, the Fund will invest its assets in an international portfolio of equity securities (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities, ADRs and rights and warrants to such securities) and debt securities (consisting of corporate debt securi-ties, sovereign debt instruments issued by governments or governmental enti-ties, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on SBMFM's views on current market and economic condi-tions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries out-side of the U.S. The Fund will invest in a broad range of industries and sec-tors and will mainly invest in securities issued by companies with market capi-talization of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unusual eco-nomic or market conditions as determined by the investment adviser, for defen-sive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of companies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated investment grade (or deemed by SBMFM to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to pay-ments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

Smith Barney Concert Allocation Series Inc.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Select Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum applicable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1995.

                                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                ASSETS OF ALL                   THROUGH DECEMBER 31, 1995      30-DAY YIELD FOR
                                                CLASSES AS OF                 -----------------------------      PERIOD ENDED
                                                DECEMBER 31,  INCEPTION                                          DECEMBER 31,
        UNDERLYING SMITH BARNEY FUND            1995 ($000'S)   DATE    CLASS ONE YEAR FIVE YEARS TEN YEARS          1995
-------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.          $ 525,528   10/24/83    A     28.94%   17.40%     15.70 %           --
Smith Barney Appreciation Fund Inc.               3,024,628   03/10/70    A     22.74    12.18      12.81             --
Smith Barney Equity Funds:
 Smith Barney Growth and Income Fund                218,807   11/06/92     A    24.36      --        8.77 (+)         --
Smith Barney Fundamental Value Fund Inc.            987,935   11/12/81    A     21.48    17.38      12.12             --
Smith Barney Funds, Inc.:
 Equity Income Portfolio                            747,520   01/01/72    A     26.40    13.82      11.59             --
 Short-Term U.S. Treasury Securities Portfo-
  lio                                               106,902   11/11/91    A     13.16      --        6.26 (+)        4.69%
Smith Barney Equity Funds:
 Smith Barney High Income Fund                      888,802   09/02/86    B     13.03    16.35       8.76 (+)        7.83
 Smith Barney Utilities Fund                      1,958,317   03/28/88    B     25.89    11.19      11.19 (+)         --
 Smith Barney Premium Total Return Fund           2,380,777   09/16/85    B     16.84    15.02      12.30             --
 Smith Barney Convertible Fund                       82,137   09/02/86    B     15.82    12.30       8.20 (+)        2.83
 Smith Barney Diversified Strategic Income Fund   2,627,676   12/28/89    B     10.57     9.45       9.20 (+)        8.48
Smith Barney Investment Funds Inc.:
 Smith Barney Managed Growth Fund                   507,097   06/30/95    A       --       --       (3.30)(+)         --
 Smith Barney Special Equities Fund                 342,704   12/13/82    B     57.30    25.87      11.76             --
 Smith Barney Government Securities Fund            606,406   03/20/84    B      8.71     8.06       7.65            5.99
 Smith Barney Investment Grade Bond Fund            519,566   01/04/82    B     30.56    13.78      10.93            5.71
Smith Barney Managed Governments Fund Inc.          644,202   09/04/84    A      8.76     7.52       7.72            6.27
Smith Barney Natural Resources Fund Inc.                --    12/24/06         (15.23)    3.10%       --              --
Smith Barney World Funds, Inc.:
 International Equity Portfolio                   1,049,624   02/18/86    A     (2.59)   13.44      11.10 (+)         --
 Emerging Markets Portfolio                          16,972   05/11/95    A       --       --      (13.47)(+)         --
 International Balanced Portfolio                    25,245   08/25/94    A      8.90      --        3.92 (+)         --
 Global Government Bond Portfolio                   158,962   07/22/91    A     10.17      --        8.36 (+)        5.82
-----------

+ Since inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1995, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 5.16% and the effective yield was 5.30%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Select Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the pro-spectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Underlying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such policies.

Smith Barney Concert Allocation Series Inc.

 Securities of Non-U.S. Issuers. The Select Portfolios will each invest in cer-tain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securi-ties traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluc-tuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxa-tion, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securi-ties markets are generally higher than in the U.S. There is generally less gov-ernment supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a predetermined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the port-folio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and for-eign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund may also enter into futures contracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such purpose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high quality, high grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations

Smith Barney Concert Allocation Series Inc.

and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Informa-tion for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES


 Each Select Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets by the total number of shares of the Portfolio outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

 The Concert Series intends to declare monthly income dividends on shares of the Select Income Portfolio, quarterly income dividends on shares of the Select Conservative Portfolio and the Select Balanced Portfolio and annual income dividends on shares of the Select High Growth Portfolio and the Select Growth Portfolio. In addition, the Concert Series intends to make annual dis-tributions of capital gains, if any, on the shares of each Portfolio.

 Income dividends and capital gain distributions that are invested are cred-ited to shareholders' accounts in additional shares at the net value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Sharehold-ers whose accounts are held directly by First Data Investor Services Group Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

TAXES


 Each Portfolio of the Concert Series intends to qualify as a "regulated investment company" under Subchapter M of the Code. To qualify, each Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months. Each Select Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capi-tal gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the Separate Accounts hold-ing such shares. See the accompanying Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

 Each Select Portfolio of the Concert Series is also subject to asset diversi-fication regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. If a Select Portfolio should fail to comply with these regulations, Contracts invested in that Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code.

PURCHASE OF SHARES

 Investment in the Select Portfolios of the Concert Series is available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and qualified pension and retirement plans. It is possible that in the future it may become disad-vantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Concert Series. However, the Concert Series does not currently foresee any

Smith Barney Concert Allocation Series Inc.

disadvantages to the contract owners of the different contracts which are funded by such separate accounts. The Board of Directors of the Concert Series monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of the Concert Series shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Concert Series. Material irreconcilable con-flicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instruc-tions between those given by variable annuity contract owners and those given by variable life insurance contract owners. If the Board were to conclude that separate series of the Concert Series should be established for variable annu-ity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contract owners would presum-ably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

 The redemption price of the shares of each Select Portfolio will be the net asset value next determined after receipt by the Concert Series of a redemption order from a Separate Account, which may be more or less than the price paid for the shares. The Concert Series will ordinarily make payment within one business day, though redemption proceeds must be remitted to a Separate Account on or before the third day following receipt of proper tender, except on a day on which the NYSE is closed or as permitted by the SEC in extraordinary circum-stances.

PERFORMANCE


 From time to time the Concert Series may include a Portfolio's total return, average annual total return, yield and current distribution return in adver-tisements and/or other types of sales literature. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted. Total return is com-puted for a specified period of time assuming reinvestment of all income divi-dends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The yield of a Portfolio refers to the net investment income earned by investments in the Portfolio over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Concert Series calculates current distribution return for each Portfolio by dividing the distributions from investment income declared during the most recent period by the net asset value on the last day of the period for which current distribution return is presented. A Portfolio's current distribution return may vary from time to time depending on market conditions, the composi-tion of its investment portfolio and operating expenses. These factors and pos-sible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the Portfolio's current distribu-tion return to yields published for other investment companies and other investment vehicles.

MANAGEMENT OF THE CONCERT SERIES

 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the inter-ests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a

Smith Barney Concert Allocation Series Inc.

conflict of interest could arise and affect how the directors and officers of the Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Series, the affected Underlying Smith Barney Funds, TIA and SBMFM will care-fully analyze the situation and take all steps they believe reasonable to mini-mize and, where possible, eliminate the potential conflict. Moreover, limita-tions on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regard-ing each director and executive officer of the Concert Series.

 INVESTMENT MANAGER--TIA

 TIA, the investment manager to each Select Portfolio, is a registered invest-ment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. TIA was incorporated in 1996 under the laws of Delaware. Subject to the supervision and direction of the Concert Series' Board of Direc-tors, TIA will determine how each Select Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Select Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfo-lio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Concert Series will periodically monitor the allocations made and the basis upon which such alloca-tions were made or maintained. TIA also furnishes each Select Portfolio with bookkeeping, accounting and administrative services, office space and equip-ment, and the services of the officers and employees of the Concert Series. Under the Asset Allocation and Administration Agreement with each Select Port-folio, TIA has agreed to bear all expenses of the Select Portfolios other than the management fee and extraordinary expenses. For the services rendered and expenses borne, each Select Portfolio pays TIA a monthly fee at the annual rate of 0.35% of the value of its average daily net assets.

 SBMFM serves as investment adviser to each of the Underlying Smith Barney Funds in which the Select Portfolios may invest (other than the Smith Barney Premium Total Return Fund) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. SBMFM is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. SBMFM renders investment advice to a wide variety of investment company clients that had aggregate assets under management as of September 30, 1996 in excess of $77 billion. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of SBMFM. SBSA renders investment advice to investment companies that had aggregate assets under management as of September 30, 1996 in excess of $3.3 billion.

Smith Barney Concert Allocation Series Inc.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds in which the Select Port-folios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                MANAGEMENT
UNDERLYING SMITH BARNEY FUND                       FEES
----------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.           0.80%
Smith Barney Appreciation Fund Inc.                0.61
Smith Barney Equity Funds
 Smith Barney Growth and Income Fund               0.65
Smith Barney Fundamental Value Fund Inc.           0.75
Smith Barney Funds, Inc.
 Equity Income Portfolio                           0.58
 Short-Term U.S. Treasury Securities Portfolio     0.45
Smith Barney Income Funds
 Smith Barney High Income Fund                     0.70
 Smith Barney Utilities Fund                       0.65
 Smith Barney Premium Total Return Fund            0.75
 Smith Barney Convertible Fund                     0.70
 Smith Barney Diversified Strategic Income Fund    0.65
Smith Barney Investment Funds Inc.
 Smith Barney Managed Growth Fund                  0.85
 Smith Barney Special Equities Fund                0.75
 Smith Barney Government Securities Fund           0.55
 Smith Barney Investment Grade Bond Fund           0.65
Smith Barney Managed Governments Fund Inc.         0.65
Smith Barney Money Funds, Inc.
 Cash Portfolio                                    0.41
Smith Barney Natural Resources Fund Inc.           0.75
Smith Barney World Funds, Inc.
 International Equity Portfolio                    0.85
 Emerging Markets Portfolio                        1.00
 International Balanced Portfolio                  0.85
 Global Government Bond Portfolio                  0.75

 PORTFOLIO MANAGEMENT

 Thomas B. Stiles II, Chief Investment Officer of TIA, has primary responsibil-ity for the day-to-day management of each Select Portfolio. Mr. Stiles, born in 1940, is Chairman and Chief Executive Officer of Greenwich Street Advisors, a division of SBMFM, and a Managing Director of Smith Barney. Certain managing directors of TIA will assist Mr. Stiles in managing the Select Portfolios.

SHARES OF THE CONCERT SERIES

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series has authorized capital of 3,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of 10 series of shares, each repre-senting shares in one of ten separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Select Portfolios' investments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the

Smith Barney Concert Allocation Series Inc.

Concert Series' printing and mailing costs, the Concert Series plans to consol-idate the mailing of its semi-annual and annual reports by household. This con-solidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Concert Series plans to consolidate the mailing of its Prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

 VOTING RIGHTS

 The Concert Series offers shares of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios only for pur-chase by insurance company separate accounts and qualified pension and retire-ment plans. In the case of insurance company separate accounts, the insurance company is technically the shareholder of these Portfolios and, under the 1940 Act, is deemed to be in control of the these Portfolios. Nevertheless, with respect to any Concert Series shareholder meeting, an insurance company will solicit and accept timely voting instruction from its contract owners who own units in a separate account investment division which corresponds to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Concert Series attributable to con-tract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

 Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distributions out of the net income of that Portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Portfolio except to the extent required by the 1940 Act. The Concert Series is not required to hold annual shareowner meetings, although special meetings may be called for the Concert Series as a whole, or a specific Portfolio, for purposes such as elect-ing or removing Directors, changing fundamental policies or approving a manage-ment contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Series' outstanding shares for the purposes of voting on the removal of Directors.

Smith Barney Concert Allocation Series Inc.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE SELECT PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of the Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Bar-ney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Underlying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, cer-tain securities may lack a significant operating history and be dependent on products or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convert-ible securities generally offer lower yields than non-convertible debt securi-ties of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing coun-tries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stabil-ity, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign

Smith Barney Concert Allocation Series Inc.

debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and maintaining cus-tody of such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible lia-bility to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capi-tal markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be

Smith Barney Concert Allocation Series Inc.

fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not suf-ficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security hav-ing similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

 Investment in Utility Securities. The Smith Barney Utilities Fund is particu-larly subject to risks that are inherent to the utility industries, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restric-tions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facil-ities for electric generation, including, among other considerations, the prob-lems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such

Smith Barney Concert Allocation Series Inc.

increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Smith Barney Utilities Fund may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

 Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities that are issuers of the securi-ties held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general move-ments or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (in-cluding the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
               First Golden American Life Insurance Company of New York is a stock company domiciled in New York, New York

              STATEMENT OF ADDITIONAL INFORMATION

                            PRIMELITE


                 DEFERRED COMBINATION VARIABLE
                   AND FIXED ANNUITY CONTRACT

                           issued by

                     SEPARATE ACCOUNT NY-B
               ("Account NY-B" or the "Account")

                               of






              FIRST GOLDEN AMERICAN LIFE INSURANCE
                      COMPANY OF NEW YORK





     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS.  THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN
CONJUNCTION WITH THE PROSPECTUS FOR THE FIRST GOLDEN AMERICAN
LIFE INSURANCE COMPANY OF NEW YORK DEFERRED COMBINATION VARIABLE
AND FIXED ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE
INVESTOR OUGHT TO KNOW BEFORE INVESTING.  FOR A COPY OF THE
PROSPECTUS, SEND A WRITTEN REQUEST TO FIRST GOLDEN AMERICAN LIFE
INSURANCE COMPANY OF NEW YORK, CUSTOMER SERVICE CENTER, 230 PARK AVENUE, SUITE 966, NEW YORK, NEW YORK 10169 OR TELEPHONE 1-800-963-9539.


                     Date of Prospectus and
              Statement of Additional Information:
                          May 6, 1997

                       TABLE OF CONTENTS


     ITEM                                                    PAGE

INTRODUCTION                                                    1

Description of First Golden American Life Insurance
     Company of New York                                        1
Safekeeping of Assets                                           1
The Administrator                                               1
Independent Auditors                                            1
Distribution of Contracts                                       2
Performance Information                                         2
IRA Partial Withdrawal Option                                   9
Other Information                                               9
Financial Statements of Separate Account NY-B                  10
Appendix - Description of Bond Ratings



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                          INTRODUCTION


     This Statement of Additional Information provides background information regarding Account NY-B.


      DESCRIPTION OF FIRST GOLDEN AMERICAN LIFE INSURANCE
                      COMPANY OF NEW YORK

First Golden American Life Insurance Company of New York ("First Golden") is a stock life insurance company organized under the laws of the State of New York. First Golden is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"). Golden American Life Insurance Company, in turn, is a wholly owned subsidiary of the Equitable of Iowa Companies, a holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Life Insurance, Equitable of Iowa Securities Network, Inc., GOlden American, Directed Services, Inc., and Equitable Investment Services, Inc. As of December 31, 1996, First Golden had approximately $24.9 million in total assets. First Golden is authorized to do business only in the State of New York. First Golden offers variable annuities.


                     SAFEKEEPING OF ASSETS

First Golden American acts as its own custodian for Account NY-B.


                       THE ADMINISTRATOR

On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. As of December 31, 1996, no such charges have been billed to First Golden. First Golden expects to enter into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa, for additional services.

Also on November 8, 1996, First Golden and DSI entered into a service agreement pursuant to which First Golden has agreed to provide DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden expects to charge DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of DSI. As of December 31, 1996, no such charges have been billed to DSI.

                      INDEPENDENT AUDITORS

Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, will perform annual audits of First Golden and the Account.


                   DISTRIBUTION OF CONTRACTS

First Golden has entered into agreements with Directed Services, Inc. ("DSI") to perform services related to the distribution of its products. DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden.


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First Golden provides to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. First Golden charges DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by First Golden's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable.

                    PERFORMANCE INFORMATION

Performance information for the divisions of Account NY-B, including the yield and effective yield of the Money Market Portfolio, the yield of the remaining divisions, and the total return of all divisions, may appear in reports or promotional literature to current or prospective owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect sales load which can have a maximum level of 6% of premium, and any applicable premium tax that can range from 0% to 3.5%.

SEC Standard Money Market Division Yields
Current yield for the Money Market Division will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of division expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return) +1) ^ 365/7] - 1

The current yield and effective yield of the Money Market Division will be given for a current the 7-day period in an updated Statement of Additional Information.

SEC Standard 30-Day Yield for All Divisions
Quotations of yield for the remaining divisions will be based on all investment income per Unit (accumulation value divided by the index of investment experience) earned during a particular 30-

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day
period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

                 YIELD = 2 [ ( a - b  + 1) ^ 6 - 1]
                               -----
                                cd

               Where:

               [a]  equals the net investment income earned
                    during the period by the Series attributable to shares owned by a division

               [b]  equals the expenses accrued for the period
                    (net of reimbursements)

               [c] equals the average daily number of Units outstanding during the period based on the index of investment experience

               [d] equals the value maximum offering price per index of investment experience on the last day of the period

Yield on divisions of Account NY-B is earned from the increase in net asset value of shares of the Series in which the Division invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

SEC (ASecurities and Exchange Commission@) Standard Average Annual Total Return for All Divisions
Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the series), calculated pursuant to the formula:

                        P(1+T) ^ n = ERV

          Where:
          (1) [P] equals a hypothetical initial premium payment of $1,000
          (2)  [T] equals an average annual total return
          (3)  [n] equals the number of years
          (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

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All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The SEC requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Average Annualized Total Return for the Divisions presented on a standardized basis will be given in an updated Statement of Additional Information.

Non-Standard Average Annual Total Return for All Divisions Quotations of non-standard average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a

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period of one, five and 10 years (or, if less, up
to the life of the Series), calculated pursuant to the formula:

                         [P(1+T)^n] = ERV
          Where:
          (1) [P] equals a hypothetical initial premium payment of $1,000
          (2)  [T] equals an average annual total return
          (3)  [n] equals the number of years
          (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

Average Annualized Total Return for the Divisions presented on a non-standardized basis will be given in an updated Statement of Additional Information.


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Performance information for a Division may be compared, in
reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Division reflects only the performance of a hypothetical contract under which accumulation value is allocated to a Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the trust in which the Account NY-B Divisions invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

Published Ratings
From time to time, the rating of First Golden as an insurance company by A.M. Best Company may be referred to in advertisements or in reports to contract owners. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A++ to F.

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Index of Investment Experience
The calculation of the Index of Investment Experience ("IIE") is discussed in the prospectus for the Contracts under Measurement of Investment Experience. The following illustrations show a calculation of a new IIE and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the Annual Ratchet Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the Standard Death Benefit Option is lower than that used in the examples and would result in higher IIE's or Accumulation Values.

Illustration of Calculation of IIE
     Example 1.

     1.  IIE, beginning of period                              $ 10.00
     2.  Value of securities, beginning of period              $ 10.00
     3.  Change in value of securities                         $  0.10
     4.  Gross investment return (3) divided by (2)               0.01
     5.  Less daily mortality and expense charge            0.00003425
     6.  Less asset based administrative charge             0.00000411
     7.  Net investment return (4) minus (5) minus (6)      0.00996164
     8.  Net investment factor (1.000000) plus (7)          1.00996164
     9.  IIE, end of period (1) multiplied by (8)          10.09961644

Illustration of Purchase of Units (Assuming No State Premium Tax)
     Example 2.
     1.  Initial Premium Payment                                $ 1,000
     2.  IIE on effective date of purchase (see Example 1)      $ 10.00
     3.  Number of Units purchased [(1) divided by (2)]             100
     4.  IIE for valuation date following purchase (see
            Example 1)                                      $10.0996164
     5.  Accumulation Value in account for valuation date
            following purchase [(3) multiplied by (4)]        $1,009.96

IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and

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the amount actually withdrawn.  Even
if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

First Golden notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when First Golden receives the completed election form.

First Golden calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the accumulation value by the life expectancy. In the first year withdrawals begin, we use the accumulation value as of the date of the first payment. Thereafter, we use the accumulation value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS OF SEPARATE ACCOUNT NY-B

As of December 31, 1996, Separate Account NY-B had not yet commenced operations, had no assets or liabilities and no income. Accordingly, it has no financial statements for any prior periods.

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APPENDIX:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

     Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

     Aa: Judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.

     A:   Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

     Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba: Judged to have speculative elements; their future cannot be considered as well assured.

     B:   Generally lack characteristics of the desirable investment.

     Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:  Speculative in a high degree; often in default.

     C:   Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor's Rating Group ("Standard & Poor's") description of its bond ratings:

     AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

     AA: Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A:   Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories -- this group is the lowest which qualifies for commercial bank investment.

     BB, B,
     CCC,
     CC: Predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.